SECURITIES AND EXCHANGE COMMISSION

        SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a)
            of the Securities
          Exchange Act of 1934

Filed by Registrant          [ x ]
Filed by a Party Other than Registrant []

Check the Appropriate Box:
[    ]    Preliminary Proxy Statement   []   Confidential, for Use of the
                                             Commission Only
                                         (as permitted by Rule 14a-6(e)(2))
[ x  ]    Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to Exchange Act Rule 14a-11(c) or 14a-12


      Alpha Hospitality Corporation
 (Name of Registrant as Specified In Its
                Charter)

     (Name of Person(s) Filing Proxy
Statement, if other than the Registrant)


Payment of Filing Fee (Check the
appropriate box):
     [ x ]   No Fee Required.
     [   ]   Fee computed on table below per Exchange Act Rules
14a-6(i)(l) and 0-11.

(1)  Title of each class of securities to
which transaction applies:
(2)  Aggregate Number of Securities to
which transaction applies:
(3)  Per unit price or the underlying
value of transaction computed pursuant to
Exchange Act
     Rule 0-11 (Set forth the amount on
     which the filing fee is calculated
     and state how it is determined):
(4)  Proposed maximum aggregate value of
transaction: $
(5)       Total fee paid: $
[  ]      Fee paid previously with
preliminary materials.
[  ]      Check box if any part of the
     fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and
     identify the filing for which the
     offsetting fee was paid previously.
     Identify the previous filing by
     registration statement number, or
     the Form or Schedule and the date of
     its filing:
(1)  Amount Previously Paid:
$_______________.
(2)  Form, Schedule or Registration
Statement No.:  ______________
(3)  Filing Party:
(4)  Date Filed:

    Copies of all communications to:

         Herbert F. Kozlov, Esq.
    Parker Duryee Rosoff & Haft, P.C.
            529 Fifth Avenue
        New York, New York 10017

      ALPHA HOSPITALITY CORPORATION
     12 East 49th Street, 24th floor
        New York, New York 10017

    NOTICE OF MEETING OF STOCKHOLDERS
       TO BE HELD ON JUNE 13, 2001

To  the Stockholders of Alpha Hospitality
Corporation:

     NOTICE   IS  HEREBY  GIVEN  that   a
combined Annual and Special Meeting  (the
"Meeting")  of  Stockholders   of   Alpha
Hospitality  Corporation (the "Company"),
a  Delaware corporation, will be held  at
the   Ella  Star  Casino,  10800  Collins
Avenue, Miami Beach, Florida on June  13,
2001, at 9:00 a.m. (local time) for the following purposes:

     (1)   To  elect six members  to  the
Board of Directors of the Company;

     (2)  To  consider and  vote  upon  a
proposal  to  amend  the  Certificate  of
Designations for the Company's  Series  B
and  Series C Preferred Stock  to  permit
the  Company to make payment of dividends
accrued   on  the  Company's   Series   C
Preferred   Stock  in   shares   of   the
Company's Common Stock at the discretion of the Company's Board of Directors;

     (3)  To  consider and  vote  upon  a
proposal  to  approve  the  issuance   of
shares of Common Stock in payment of dividends accrued on the Company's Series
C  Preferred  Stock for the  years  1998,
1999 and 2000;

     (4)  To  consider and  vote  upon  a
proposal    to   amend   the    Company's
Certificate of Incorporation  to  provide
for  a  reverse 1-for-10 stock  split  of
outstanding Common Stock, par value  $.01
per share;

     (5)  To  ratify  the appointment  of
Rothstein,  Kass & Company, P.C.  as  the
Company's independent certified public accountants; and

     (6)   To  transact  any  such  other
business as may properly come before  the
Meeting    or    any   postponement    or
adjournment thereof.

     The   Board  of  Directors  of   the
Company has fixed May 7, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.
Accordingly, only stockholders of record at the close of business on the Record
Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

     You  are requested to fill in,  date
and  sign  the  enclosed  proxy  card(s),
which   are   being  solicited   by   the
Company's Board of Directors. Submitting a proxy will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation costs. You may revoke your proxy at any time before it is voted at the Meeting.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO
ATTEND   THE   MEETING.  YOUR   VOTE   IS
IMPORTANT.  TO ENSURE YOUR REPRESENTATION
AT THE MEETING, PLEASE COMPLETE, SIGN AND
PROMPTLY  MAIL YOUR PROXY IN  THE  RETURN
ENVELOPE   PROVIDED.  YOUR   FAILURE   TO
EXERCISE  YOUR VOTE WILL HAVE THE  EFFECT
OF  A VOTE AGAINST THE PROPOSED AMENDMENT
TO    THE   COMPANY'S   CERTIFICATE    OF
DESIGNATIONS  AND  AGAINST  THE  PROPOSED
AMENDMENT TO THE COMPANY'S CERTIFICATE OF
INCORPORATION.

By Order of the Board of Directors,
____________________________              ___________________________
Stanley S. Tollman                           Thomas W. Aro
Chairman of the Board, President             Vice President and Secretary
and Chief Executive Officer

May 8, 2001



      ALPHA HOSPITALITY CORPORATION
     12 EAST 49TH STREET, 24TH FLOOR
        NEW YORK, NEW YORK 10017
           __________________

             PROXY STATEMENT
           __________________
      ANNUAL AND SPECIAL MEETING OF
              STOCKHOLDERS
TO BE HELD AT 9:00 A.M. AT THE ELLA STAR
                 CASINO,
          10800 COLLINS AVENUE
          MIAMI BEACH, FLORIDA
              JUNE 13, 2001

     This Proxy Statement is furnished in
connection with the solicitation  by  the
Board  of  Directors of Alpha Hospitality
Corporation (the "Company") for use at  a
combined  Annual and Special  Meeting  of
Stockholders   of   the   Company    (the
"Meeting") to be held at 9:00 a.m. at The
Ella  Star Casino, 10800 Collins  Avenue,
Miami  Beach, Florida, on June  13,  2001
and at all adjournments and postponements
thereof.  This Proxy Statement, with  the
accompanying Notice of Meeting  and  form
of   proxy,  are  first  being  sent   to
stockholders on or about May 9, 2001.

     A proxy card is enclosed. Whether or
not  you  plan to attend the  Meeting  in
person, please date, sign and return  the
enclosed   proxy  card  as  promptly   as
possible  in the postage prepaid envelope
provided to ensure that your shares  will
be  voted at the Meeting. Any stockholder
who  returns  a proxy has  the  power  to
revoke  it  at  any  time  prior  to  its
effective  use  by filing  an  instrument
revoking  it,  or a duly  executed  proxy
bearing  a later date, with the Secretary
of  the  Company,  or  by  attending  the
Meeting  and  voting  in  person.  Unless
otherwise instructed, any such proxy,  if
not revoked, will be voted at the Meeting
"FOR" each of the proposals set forth  in
this  Proxy  Statement and as recommended
by  the Company's Board of Directors (the
"Board"), in its discretion, with  regard
to  all  other matters that may  properly
come   before   the  Meeting,   provided,
however,  that  as discussed  more  fully
below, the Board does not have discretion
to  vote  shares in favor of the proposed
amendment of the Company's Certificate of
Designations or in favor of the  proposed
amendment of the Company's Certificate of
Incorporation.   The  Company  does   not
currently know of any matters that may properly come before the Meeting other than the proposals described in this proxy statement.

     The  Board has set May 7, 2001  (the
"Record Date") as the record date for determining stockholders who are entitled to receive notice of, and to vote at, the Meeting.

     At   the  Record  Date,  there  were
outstanding  24,140,759  shares  of   the
Company's Common Stock, 821,496 shares of
the  Company's Series B Preferred  Stock,
135,162shares of the Company's  Series  C
Preferred Stock and 1,950 shares  of  the
Company's Series D Preferred Stock.   The
Series  D  Preferred Stock has no  voting
rights. The presence, either in person or
represented by proxy, of persons entitled
to  exercise  a  majority  of  all  votes
entitled  to be exercised by all  of  the
Company's   outstanding   capital   stock
(i.e.,  the  Common Stock, the  Series  B
Preferred   Stock  and   the   Series   C
Preferred   Stock)   is   necessary    to
constitute a quorum for the transaction of business at the Meeting.

     Each  share  of Common Stock  issued
and  outstanding on the  Record  Date  is
entitled  to  one  vote,  each  share  of
Series  B Preferred Stock is entitled  to
eight (8) votes, and each share of Series
C  Preferred Stock is entitled to twenty-
four  (24)  votes on any matter presented
for   consideration  and  action  by  the
stockholders  at  the Meeting.  A  quorum
being  present, either in  person  or  by
proxy,  a plurality of the votes cast  is
necessary  to elect each nominee  on  the
Company's slate of directors.  A majority
of  the  votes cast is necessary to  pass
the proposals relating to ratification of
prior  issuances of Common Stock  and  of
the  appointment  of  Rothstein,  Kass  &
Company,    P.C.    as   the    Company's
independent certified public accountants.
The   proposal  to  amend  the  Company's
Certificate of Incorporation  requires  a
majority of all of
the votes entitled  to
be   cast   by   all  of  the   Company's
outstanding  capital  stock  (i.e.,   the
Common  Stock,  the  Series  B  Preferred
Stock  and the Series C Preferred Stock).
The proposal to amend the Certificate  of
Designations requires a majority  of  all
of  the votes entitled to be cast by  all
of   the  Company's  outstanding  capital
stock, as well as a majority of the Series C Preferred Stock voting as a class.

     The  cost  of preparing, assembling,
printing and mailing this Proxy Statement
and  the accompanying form of proxy,  and
the  cost  of soliciting proxies relating
to  the  Meeting, will be  borne  by  the
Company.  The Company intends to  request
banks   and  brokers  to  solicit   their
customers  who  beneficially  own  Common
Stock  listed  of  record  in  names   of
nominees  and will reimburse  such  banks
and  brokers for their reasonable out-of-
pocket  expenses for such  solicitations.
If any solicitation of the holders of the
Company's outstanding shares of Preferred
Stock  (whether Series B or C) is  deemed
necessary,   the  Company  (through   its
directors   and   officers)   anticipates
making  such  solicitation directly.  The
solicitation of proxies by  mail  may  be
supplemented  by telephone, telegram  and
personal    solicitation   by   officers,
directors and other employees of the Company, but no additional compensation will be paid to such individuals.


               THE MEETING

Time and Place of Special Meeting

     The  Meeting is scheduled to be held
at 9:00 a.m. local time, on the 13th of June, 2001 at the Ella Star Casino, 10800
Collins Avenue, Miami Beach, Florida.

Purpose of the Meeting

           At  the Meeting, the Company's
stockholders will be asked (1)  to  elect
six  members  to the Company's  Board  of
Directors  (the "Board") for the  ensuing
year,  (2)  to  consider and  vote  on  a
proposal    to   amend   the    Company's
Certificate  of  Designations   for   its
Series  B  and  C  Preferred  Stock  (the
"Certificate  of  Designations")   in   a
manner that will provide the Company with
the  option of issuing shares  of  Common
Stock in payment of dividends accrued  on
the  Series  C  Preferred Stock,  (3)  to
consider  and  vote upon  a  proposal  to
approve the issuance of shares of  Common
Stock in payment of dividends accrued  on
the  Company's  Series C Preferred  Stock
for the years 1998, 1999 and 2000; (4) to
consider and vote on a proposal to  amend
the     Company's     Certificate      of
Incorporation   (the   "Certificate    of
Incorporation") to provide for a  reverse
1-for-10  stock  split of  the  Company's
outstanding Common Stock; (5)  to  ratify
the  appointment  of  Rothstein,  Kass  &
Company,    P.C.    as   the    Company's
independent certified public accountants;
and  (6)  to transact such other business
as  may  properly come before the Meeting
or   any   postponement  or   adjournment
thereof.

Voting and Solicitation of Proxies

     All   shares  of  Common  Stock  and
Series  B  and  Series C Preferred  Stock
represented  at the Meeting  by  properly
executed  proxies received prior  to  the
vote  at  the Meeting, unless  previously
revoked (as described immediately below),
will  be  voted  in accordance  with  the
instructions thereon.  Where  a  properly
signed   proxy   is   returned   and   no
instructions are given, proxies  will  be
voted   FOR  (i)  the  election  of   the
nominees named herein as members  of  the
Board, (ii) the approval of the issuances
of  shares of Common Stock in payment  of
accrued   dividends  on  the   Series   C
Preferred Stock for the years 1998,  1999
and  2000; and (iii) the ratification  of
the  appointment  of  Rothstein,  Kass  &
Company,    P.C.    as   the    Company's
independent certified public accountants.
No  matters other than those referred  to
above   are   presently   scheduled   for
consideration  at the Meeting.  A  broker
who  holds shares in street name will not
be   entitled  to  vote  on  either   the
proposal  to  amend  the  Certificate  of
Designations or the proposal to amend the
Certificate   of  Incorporation   without
instructions from the beneficial owner of
such  shares. This inability to  vote  is
referred   to   as  a  broker   non-vote.
Stockholder  abstentions and broker  non-
votes  will  be counted for  purposes  of
determining the existence of a quorum  at
the Meeting.  However, because, under the
General  Corporation Law of the State  of
Delaware and the Company's Certificate of
Incorporation and by-laws,  the  proposal
to  amend the Certificate of Designations
and the Certificate of Incorporation,  in
order to be approved, must be approved by
vote  of holders of shares of the capital
stock of the Company entitled to exercise
a  majority of all of the votes attendant
or  attributable to all of the  Company's
outstanding   Common  Stock,   Series   B
Preferred  Stock and Series  C  Preferred
Stock,  abstentions and broker  non-votes
will  have  the  same effect  as
a  vote
against  these proposals.   In  addition,
the   majority  vote  of  the  Series   C
Preferred Stock, participating separately
as  a  class,  is required  to  pass  the
proposal  to  amend  the  Certificate  of
Designations.   All  of  the  shares   of
Series C Preferred Stock are held by one stockholder, who has indicated that it will vote in favor of that proposal.

     Any  proxy  may  be revoked  by  the
person giving it at any time before it is
voted.  A proxy may be revoked by  filing
with  the  Secretary of the  Company  (12
East  49th Street, 24th Floor, New  York,
New York 10017) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy).

     Proxies are being solicited  by  and
on  behalf  of the Company.  The  Company
will  solicit  proxies by mail,  and  the
directors, officers and employees of  the
Company  may  also  solicit  proxies   by
telephone,    telegram    or     personal
interview. Those persons will receive  no
additional   compensation    for    these
services  but  will  be  reimbursed   for
reasonable  out-of-pocket  expenses.  The
Company  will bear the costs of preparing
and   mailing  the  proxy  materials   to
stockholders  in  connection   with   the
Meeting.  Arrangements will  be  made  to
furnish copies of the proxy materials  to
fiduciaries,  custodians  and   brokerage
houses   for   forwarding  to  beneficial
owners of shares of Common Stock. Such persons will be paid their reasonable out-of-pocket expenses.

Shares Entitled to Vote

     The  close of business May  7,  2001
has  been  fixed as the record date  (the
"Record   Date")   for  determining   the
stockholders entitled to notice of and to
vote  at  the Meeting. As of  the  Record
Date,  there  were 24,140,759  shares  of
Common Stock, 821,496 shares of Series  B
Preferred  Stock  and 135,162  shares  of
Series  C  Preferred  Stock  issued   and
outstanding and entitled to vote.

     Each  share of Common Stock entitles
the  holder  thereof to  one  vote,  each
share   of   Series  B  Preferred   Stock
entitles the holder thereof to eight  (8)
votes,   and  each  share  of  Series   C
Preferred   Stock  entitles  the   holder
thereof   to   twenty-four  (24)   votes.
Accordingly, a total of 33,956,615  votes
may  be  cast at the Meeting. The holders
of  shares  of Common Stock and Preferred
Stock  (whether  Series B  or  Series  C)
entitled to case a majority of all  votes
that could be cast by the holders of  all
of the outstanding shares of Common Stock
and Preferred Stock, present in person or
represented  by  proxy  at  the  Meeting,
shall  constitute a quorum.  For purposes
of  the proposal to amend the Certificate
of  Designations, there is an  additional
requirement of the presence (in person or
by proxy) of the holders of a majority of
Series C Preferred Stock to constitute  a
quorum.  Abstentions and broker non-votes
are  counted  as  present in  determining
whether   the   quorum   requirement   is
satisfied.

     Each  share of outstanding Series  B
Preferred Stock: (i) entitles the holder to eight votes, (ii) has a liquidation value of $29.00 per share, (iii) has a cash dividend rate of 10% of liquidation value, which rate increases to 13% of liquidation value if the cash dividend is not paid within 30 days of the end of each fiscal year and in such event is payable in shares of Common Stock; and
(iv) is convertible into eight shares of Common Stock.

     Each  share of outstanding Series  C
Preferred Stock: (i) entitles the holder to 24 votes, (ii) has a liquidation value of $72.00 per share, (iii) has a cash dividend rate of 8% of liquidation value;
and (iv) is convertible into 24 shares of Common Stock.

Vote Required

     If   a  quorum  is  present  at  the
Meeting,  either in person or  by  proxy,
the  following  votes  are  required   to
approve each respective proposal:

Proposal 1:     The affirmative vote of a
          plurality  of  the  votes  cast
          shall  be  sufficient to  elect
          each  nominee on the  Company's
          slate of directors.

Proposal 2:     In  order to be approved,
          the   proposal  to  amend   the
          Certificate   of   Designations
          must  receive  the  affirmative
          vote of a majority of the votes
          entitled to be cast by  all  of the
          outstanding Common  Stock,
          Series  B  Preferred Stock  and
          Series  C  Preferred Stock  and
          the affirmative vote by holders
          of    a    majority   of    the
          outstanding shares of Series  C
          Preferred  Stock  voting  as  a
          class.   Abstentions and broker
          non-votes  will be  counted  as
          votes against such proposal  to
          amend   the   Certificate    of
          Designations.



Proposal 3:     The affirmative vote of a
          majority  of  the  votes   cast
          shall  be sufficient to approve
          the   issuance  of  shares   of
          Common  Stock  as  payment   of
          accrued dividends on the Series
          C Preferred Stock for the years
          1998, 1999 and 2000.

Proposed 4:     The affirmative vote of a
          majority   of  the  outstanding
          votes entitled to be cast shall
          be  sufficient to  approve  the
          proposed   amendment   to   the
          Certificate of Incorporation to
          provide  for a reverse 1-for-10
          stock  split of the outstanding
          Common Stock.  Abstentions  and
          broker   non-votes   will    be
          counted  as votes against  such
          proposal    to    amend     the
          Certificate of Incorporation.

Proposal 5:    The affirmative vote  of  a
          majority  of  the  votes  cast  shall   be
          sufficient to ratify the selection
          of  Rothstein, Kass &  Company,
          P.C.     as    the    Company's
          independent  certified   public
          accountants.

Shares Committed

     The  Company  has  been  advised  by
various  members  of management  and  the
Board  and  others who, in the aggregate,
hold  or otherwise have voting power with
respect  to 11,518,999 shares  of  Common
Stock (representing approximately 48%  of
the  shares  of Common Stock outstanding)
that  they intend to vote such shares  in
favor  of  each  of the proposals  to  be
presented for consideration and  approval
at the Meeting, including the election of
each of the candidates nominated to serve
on  the Board. The Company has also  been
advised by each of Bryanston Group,  Inc.
("Bryanston")  and BP Group  Inc.  ("BP")
that it intends to vote all of its shares
of  Preferred Stock in favor of  each  of
such  proposals. If the shares of  Common
Stock  referred to above  are  voted,  as
management has been advised they will be,
in favor of each of such proposals and if
Bryanston (which, as of the Record  Date,
owned  of record 777,238 shares of Series
B Preferred Stock (or approximately 94.6%
of  the  outstanding shares of  Series  B
Preferred   Stock),   entitling   it   to
exercise  6,217,904  votes,  and  135,162
shares  of  Series C Preferred Stock  (or
100%  of the outstanding shares of Series
C   Preferred  Stock,  entitling  it   to
exercise 3,243,888 votes), and BP (which,
as  of  the Record Date, owned of  record
44,258 shares of Series B Preferred Stock
(or approximately 5.4% of the outstanding
shares   of  Series  B  Preferred  Stock,
entitling it to exercise 354,064  votes),
vote  all  of their respective shares  of
Preferred Stock in favor of each of  such
proposals, approximately 63% of the total
votes  eligible to be cast at the Meeting
will  be  voted in favor of each  of  the
proposals  and all of the votes attendant
to  or  exercisable  by  holders  of  the
Series  C Preferred Stock will be  voted,
as  a class, in favor of the proposal  to
amend  the  Certificate of  Designations.
As  a  result,  each  of  such  proposals
(including  the election of each  of  the
candidates  nominated  to  serve  on  the
Board)  will  be approved notwithstanding
the  manner  in which votes are  cast  by
holders  of  any  other  shares  of   the
Company's capital stock.

No Appraisal Rights

     Under the General Corporation Law of
the State of Delaware, stockholders of the Company do not have appraisal rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Meeting.


OWNERSHIP OF SECURITIES

     Only  stockholders of record at  the
close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. As of such date, there were issued and outstanding 24,140,759 shares of Common Stock, 821,496 shares of Series
B  Preferred Stock and 135,162 shares  of
Series  C  Preferred Stock.  The  holders
(present in person or represented by proxy at the Meeting) of outstanding shares of Common Stock and Preferred
Stock entitled to exercise a majority of votes with respect to all outstanding shares of capital stock are necessary to constitute a quorum for the Meeting.

     Each  outstanding  share  of  Common
Stock  is  entitled to one  vote  on  all
matters   properly  coming   before   the
Meeting. Each share of Series B Preferred
Stock  is entitled to eight (8) votes  on
all  such  matters,  and  each  share  of
Series  C Preferred Stock is entitled  to
twenty-four  (24)  votes  on   all   such
matters.

     The   following  table  sets   forth
certain  information  as  of  the  Record
Date,  with  respect to  each  beneficial
owner of five percent (5%) or more of the
outstanding shares of any class of stock,
each   officer   of  the  Company,   each
director of the Company, each individual nominated to be elected a director and all officers and directors of the Company as a group. Unless otherwise indicated, the address of each such person or entity is c/o Alpha Hospitality Corporation, 12
East  49th Street, 24th floor, New  York,
New York 10017.


                                               No. of   Percent     Percent
Title of Class           Name and Address    Shares(1)  of Class(2) of Vote (3)
Common Stock     Stanley Tollman (4) (5)       500,000     2.03       1.47
$.01 par value   Beatrice Tollman (6)        1,815,890     7.00       5.35
                 Thomas W. Aro (7)             430,000     1.75       1.26
                 Brett G. Tollman (8)        1,949,875     7.47       5.74
                 James A. Cutler (9)           255,000     1.05         *
                 Matthew B. Walker (10)        412,905     1.70       1.22
                 Herbert F.  Kozlov (11)       200,000     0.82         *
                 Craig Kendziera (12)           85,300     0.35         *
                 Robert Steenhuisen (13)        85,000     0.35         *
                 Bryanston Group,Inc. (14)  16,865,359    41.13      49.67
                  1886 Route 52
                  Hopewell Junction, N.Y.
                 Societe Generale (15)       1,912,922     7.34       0.00
                  1221 Ave of the Americas
                  New York, N.Y.
                 All Officers and Directors
                  as a group (8 persons)
                  (4, 7-13)                  3,918,080    13.96      11.53

Preferred  Stock,Bryanston  Group, Inc.        777,238    94.60      94.6
Series B,
$29.00           BP Group, Ltd. (16)            44,258      5.4       5.4
liquidation       8306 Tibet  Butler Dr.
value             Windemere, Fl 34786

Preferred  Stock,Bryanston  Group,Inc.         135,162    100.0     100.0
Series C,
$72.00
liquidation
value

Preferred Stock,Societe Generale                 1,950    100.0       #
Series D
$1,000.00
liquidation
value

*   Indicates less than 1%
#   Has no voting rights


       (1)  Each  person  exercises  sole
       voting and dispositive power  with
       respect to the shares reflected in
       the table, except for those shares
       of  Common Stock that are issuable
       upon  the  exercise of options  or
       the conversion of Preferred Stock,
       which   shares  of  Common   Stock
       cannot  be voted until the options
       are  exercised  or such  Preferred
       Stock  is converted by the  holder
       thereof.

       Includes shares of Common
       Stock  that  may be acquired  upon
       exercise  of options or conversion
       of convertible securities that are
       presently      exercisable      or
       convertible  or become exercisable
       or convertible within 60 days.

       (2)    Each   beneficial   owner's
       percentage  of class ownership  is
       determined   by   assuming    that
       options,  warrants and convertible
       securities that are held  by  such
       owner  (but not those held by  any
       other   owner)   and   that    are
       exercisable or convertible  within
       60  days from the date hereof have
       been exercised or converted.

       (3)    As    regards   the    vote
       attributable to shares  of  Common
       Stock, this number represents  the
       vote, as a percentage of the total
       votes  that may be cast by holders
       of both Common Stock and Preferred
       Stock,  that  may be cast  by  the
       holder  of  the  relevant  shares.
       For  these  purposes, no  vote  is
       attributable  to  any  shares   of
       Common   Stock  not   issued   and
       outstanding as of the Record  Date
       (e.g.,  on  account of outstanding
       options  having not been exercised
       or   convertible  securities   not
       having  been converted);  however,
       for  purposes of determining  this
       vote, consistent with the terms of
       the   Series  B  and  C  Preferred
       Stock,  8 votes have been included
       for  each  outstanding  share   of
       Series  B Preferred Stock  and  24
       votes  for each share of Series  C
       Preferred  Stock.  As regards  the
       vote  attributable  to  shares  of
       Series  B  and C Preferred  Stock,
       this    number   represents    the
       percentage  of  the  total   votes
       attributable to such  Series  that
       may be cast.

       (4)  Includes  500,000  shares  of
       common  stock  issuable  upon  the
       exercise  of  options  granted  to
       Stanley  S. Tollman, the  Chairman
       of   the  Board,  Chief  Executive
       Officer  and  President   of   the
       Company.   Does  not  include  any
       shares  of  Common Stock  issuable
       upon  the  exercise of  the  right
       granted  to Mr. Tollman to convert
       up   to   $2,000,000  of  deferred
       compensation into shares of Common
       Stock at $2.00 per share since  he
       is   not  currently  entitled   to
       exercise  such  right.   Each   of
       Brett   G.  Tollman,  Stanley   S.
       Tollman   and   Beatrice   Tollman
       disclaims beneficial ownership  of
       the  shares beneficially owned  by
       either of the other of them.

       (5)  Stanley  S.  Tollman  is  the
       spouse    of   Beatrice   Tollman.
       Stanley   S.   Tollman   disclaims
       beneficial ownership of the shares
       beneficially  owned  by   Beatrice
       Tollman.    Each   of   Brett   G.
       Tollman,  Stanley S.  Tollman  and
       Beatrice     Tollman     disclaims
       beneficial ownership of the shares
       beneficially  owned by  either  of
       the other of them.

       (6) Beatrice Tollman is the spouse
       of   Stanley   S.   Tollman,   the
       Company's  Chairman of the  Board,
       Chief   Executive   Officer    and
       President, and the mother of Brett
       G.  Tollman,  a  director  of  the
       Company,   and  she   is   a   50%
       stockholder  in  Bryanston  Group,
       Inc.  ("Bryanston").  Ms.  Tollman
       disclaims any beneficial ownership
       of  any  shares  of the  Company's
       capital  stock owned  beneficially
       or   of   record  by  Stanley   S.
       Tollman,   Brett  G.  Tollman   or
       Bryanston.

       (7)  Includes  420,000  shares  of
       Common  Stock  issuable  upon  the
       exercise of options granted to Mr.
       Aro,  all  of  which  options  are
       currently exercisable.

       (8)  Includes  390,000  shares  of
       Common  Stock  issuable  upon  the
       exercise  of  options  granted  to
       Brett  G.  Tollman, all  of  which
       options are currently exercisable,
       and  1,000,000 shares held in  the
       Tollman  Family  Trust,  of  which
       Brett  G.  Tollman  is  the   sole
       Trustee. Brett G. Tollman  is  the
       son  of  Stanley  S.  Tollman  and
       Beatrice  Tollman.  Each of  Brett
       G. Tollman, Stanley S. Tollman and
       Beatrice     Tollman     disclaims
       beneficial ownership of the shares
       beneficially owned by any  of  the
       other of them.

       (9)  Includes  255,000  shares  of
       Common  Stock  issuable  upon  the
       exercise of options granted to Mr.
       Cutler,  all of which options  are
       currently exercisable.   Does  not
       include 4,000 shares owned by  Mr.
       Cutler's children, of which shares
       he disclaims beneficial ownership.


       (10)  Includes 90,000 shares of
       Common  Stock  issuable  upon  the
       exercise of options granted to Mr.
       Walker,  all of which options  are
       currently exercisable.

       (11)  Includes 200,000  shares  of
       Common  Shares issuable  upon  the
       exercise of options granted to Mr.
       Kozlov,  all of which options  are
       currently exercisable.

       (12)  Includes  85,000  shares  of
       Common  Stock  issuable  upon  the
       exercise of options granted to Mr.
       Kendziera, 52,500 of which options
       are   currently  exercisable  with
       respect to 52,500 shares.

       (13)  Includes  85,000  shares  of
       Common  Stock  issuable  upon  the
       exercise of options granted to Mr.
       Steenhuisen,  52,500    of   which
       options  are currently exercisable
       with respect to 52,500 shares.

       (14)    Includes:  (i)   6,217,904
       shares  of  Common Stock  issuable
       upon  conversion of 777,238 shares
       of  Series B Preferred Stock owned
       by  Bryanston; and (ii)  3,243,888
       shares  of  Common Stock  issuable
       upon  conversion of 135,162 shares
       of  Series C Preferred Stock owned
       by  Bryanston.  All of such shares
       of  Preferred Stock are  currently
       convertible into shares of  Common
       Stock.  Bryanston is an  affiliate
       of   the   Company,  and  Beatrice
       Tollman,   Stanley  S.   Tollman's
       spouse,  is  a 50% stockholder  of
       Bryanston.  Each of Bryanston  and
       Beatrice     Tollman     disclaims
       beneficial ownership of the shares
       beneficially owned by the other of
       them.

       (15)    Includes   an   additional
       1,687,184  shares of Common  Stock
       issuable  to  Societe Generale  to
       reach  the  maximum  issuable   of
       3,300,000 in connection  with  its
       remaining  1,950  shares  of   the
       Company's   Series   D   Preferred
       Stock.

       (16)  Patricia Cohen is  the  sole
       stockholder  of  BP.   This  table
       does not include 100,352 shares of
       Common  Stock  owned  by  Patricia
       Cohen,  who was a Director of  the
       Company during the period February
       1,  1994 to December 12, 1997, and
       354,064  shares  of  Common  Stock
       issuable upon conversion of 44,258
       shares of Series B Preferred Stock
       owned  by BP.  All of such  shares
       of  Preferred Stock are  currently
       convertible into shares of  Common
       Stock.

               PROPOSAL 1

          ELECTION OF DIRECTORS

     Six  (6) directors are to be elected
at the Meeting to serve (subject to their
respective  earlier  removal,  death   or
resignation)   until  the   next   annual
meeting  of stockholders and until  their
respective  successors  are  elected  and
qualified.   Unless  such  authority   is
withheld, proxies will be voted  for  the
election  of  the six (6)  persons  named
below,  all  of whom are now  serving  as
directors  and  each  of  whom  has  been
designated  as  a nominee.  If,  for  any
reason not presently known, any person is
not   available  to  serve  as  director,
another person who may be nominated will be voted for in the discretion of the proxies.

Name                       Age     Position With the Company

Stanley S. Tollman         70      Chairman of the Board, Chief
                                   Executive Officer and President

Thomas  W. Aro             58      Vice President, Secretary, and Director

Brett   G. Tollman         39      Vice President and Director

James   A. Cutler          49      Director

Matthew B. Walker          50      Director

Herbert F. Kozlov.         48      Director


      Stanley  S. Tollman has  served  as
Chairman  of  the Board of Directors  and
Chief  or  Co-Chief Executive Officer  of
the  Company  since its formation.  Since
March  1995, Mr. Tollman has also  served
as  President. He served as  Chairman  of
the Tollman-Hundley Hotel Group from 1979
to  June  1996.  He currently  serves  as
Chairman of Bryanston, a hotel management
company,    and   of   Trafalgar    Tours
International,  a  tour   operator.   The
business   addresses  of  Bryanston   and
Trafalgar   Tours   International    are,
respectively,  1886  Route  52,  Hopewell
Junction,  New  York and 5  Reid  Street,
Hamilton, Bermuda.

      Thomas  W.  Aro  has  served  as  a
Director of the Company since February 1,
1994,  and  as  Vice  President  of   the
Company since its formation. Mr. Aro also
serves  in various positions with various
of  the  Company's subsidiaries.  He  has
served as Executive Vice President of the
Tollman-Hundley  Hotel Group  since  1982
and served as Executive Vice President of Bryanston from 1989 through March 1996.

      Brett  G. Tollman served as a  Vice
President   of  the  Company   from   its
formation until October 29, 1993, and was
re-elected  to  that  position  and   was
selected  a  Director of the  Company  on
February 1, 1994.  He served as Executive
Vice  President  of  the  Tollman-Hundley
Hotel Group from 1984 to June 1996.   Mr.
Tollman currently serves as President  of
Tollman-Hundley  Hotel  Group.   He  also
serves  as  Director  and  President   of
Bryanston.   Mr. Tollman is  the  son  of
Stanley S. Tollman, the Chairman  of  the
Board and Chief Executive Officer of  the
Company.

      James A. Cutler served as Treasurer
and   Chief  Financial  Officer  of   the
Company  from  its  formation  until  his
resignation  on March 6, 1998.   He  also
served  as Secretary of the Company  from
October  29,  1993 to February  1,  1994.
Mr.  Cutler was elected a Director of the
Company  on June 12, 1996.  He served  as
Senior  Vice  President and Treasurer  of
the  Tollman-Hundley  Hotel  Group  until
June  1997.   He now serves as  President
and  Chief  Executive Officer of  Truckee
Resorts, Inc., a company that is engaged in the residential development business and has its principal business office at 1439 Lindsey Reno, Nevada.

      Matthew B. Walker has served  as  a
Director  of  the Company since  December
1995.  He  is  an independent businessman
involved    in   international   business
ventures,  including the  Brazilian-based
Walker  Marine  Oil Supply  Business,  to
which  he  has  been a  consultant  since
1988.  Mr.  Walker co-founded
the Splash Casino in Tunica, Mississippi, in
February 1993, where he remained employed
until October 1995.  In February 1994, he
co-founded  the  Cotton  Club  Casino  in
Greenville,   Mississippi,    where    he
remained employed and as a stockholder until October 1995. In addition, since
1972, Mr. Walker has been involved in numerous real-estate transactions as a consultant and has managed E.B. Walker &
Son Lumber Company, a family-owned lumber business in Alabama.

      Herbert F. Kozlov has served  as  a
Director   of  the  Company   since   his
appointment upon the resignation  of  Mr.
Sanford  Freedman in March of 1998.   Mr.
Kozlov  is a partner is the law  firm  of
Parker, Duryee Rosoff & Haft, PC where he
has been a partner since 1989. Mr. Kozlov
is  also  a  director  of  HMG  Worldwide
Corporation   and   Magnum    Sports    &
Entertainment,  Inc.  (previously   named
Worldwide    Entertainment    &    Sports
Corporation).   Parker  Duryee  Rosoff  &
Haft,  PC provides legal services to  the
Company   and  receives  fees  for   such
services from the Company.

     Each  Director  is  elected  for   a
period  of  one  year  at  the  Company's
annual   meeting   of  stockholders   and
(subject  to  earlier removal,  death  or
resignation)    serves   until    his/her
successor   is  elected  and   qualified.
Vacancies and newly created directorships
resulting from any increase in the number
of  authorized directors may be filled by
a  majority  vote  of Directors  then  in
office.   Officers  are  elected  by  and
serve at the pleasure of the Board.

Committees and Meetings of the Board of Directors

     The  Board has four committees - the
Executive Committee, the Audit Committee, the Compensation Committee and the Stock
Option Committee.

     The  Executive Committee,  which  is
comprised  of Stanley S. Tollman,  Thomas
W. Aro and Brett G. Tollman, has the same authority to act as the Board (with certain limitations prescribed by the
General  Corporation Law of the State  of
Delaware).

     The   Audit  Committee,   which   is
comprised of Herbert F. Kozlov, James  A.
Cutler   and    Matthew  B.  Walker,   is
responsible for reviewing, with both  the
Company's  independent  certified  public
accountants and management, the Company's
accounting   and  reporting   principles,
policies  and practices, as well  as  the
Company's   accounting,   financial   and
operating controls and staff.  The  Board
has  adopted  a written charter  for  the
Audit  Committee, which accompanies  this
proxy statement as Appendix 1.   Each  of
Messrs.  Kozlov,  Cutler  and  Walker  is
independent   from   the   Company,    as
independence   is   defined    in    Rule
4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

     The Compensation Committee, which is
comprised of Stanley S. Tollman,  Matthew
B.  Walker, Thomas W. Aro and Herbert  F.
Kozlov,  is  responsible for establishing
and     reviewing     the     appropriate
compensation of directors and officers of
the  Company  and for reviewing  employee
compensation  plans.  The  Stock   Option
Committee, which is comprised of  Stanley
S.  Tollman, Matthew B. Walker and  James
A. Cutler, is responsible for considering and making grants and awards under, and administering, the Company's 1993 and
1998 Stock Option Plans

     During  the 2000 fiscal year,  there
was one formal meeting of each of the Company's committees. During such fiscal year, there were also three meetings of the Board, (on May 12, June 6 and October
12),  at which all of the Directors  were
present, and there were four unanimous written consents of the Board.

     During  the 1999 fiscal year,  there
was  one  formal meeting of each  of  the
Company's committees. During such  fiscal
year,  there were also three meetings  of
the  Board,  (on  May  5,  September  16,
December  12),  at  which  all   of   the
Directors were present, and there were two unanimous written consents of the Board.

     During  the 1998 fiscal year,  there
was one formal meeting of each of the Company's committees. During such fiscal year, there were also five meetings of the Board, (on February 28th, May 12th,
June  4th,  September 15th  and  December
10th), at which all of the Directors were present, and there were no unanimous written consents of the Board.

Certain Proceedings Involving Management

             Emeryville   Days    Limited
Partnership ("Emeryville"), a  California
limited  partnership, filed a Chapter  11
proceeding    in   the   United    States
Bankruptcy Court for the Eastern District
of California in May 1996. The proceeding
was   filed   to  prevent  the   imminent
foreclosure  of the Days Inn hotel  owned
by Emeryville. Messrs. Stanley S. Tollman
and   Brett   G.  Tollman  hold   limited
partnership interests in Emeryville,  and
Mr.  Stanley  S. Tollman is a stockholder
of   the  corporate  general  partner  of
Emeryville.  Messrs. Stanley  S.  Tollman
and James A. Cutler were directors and/or
officers   of   such  corporate   general
partner. Subsequent to the filing of this
proceeding,  the subject  hotel  property
was  sold, and as a result, funds  became
available  to  pay  all creditors,  other
than  the  holder of the second  deed  of
trust, which holder agreed to settle  its
claim  for  a reduced amount,  which  has
been  paid.   As  a  consequence  of  the
foregoing, this proceeding was dismissed.

     T.H.  Orlando, Ltd. ("Orlando")  and
T.H.     Resorts     Associates,     Ltd.
("Resorts"),   filed   a    Chapter    11
proceeding    in   the   United    States
Bankruptcy Court for the Middle  District
of  Florida, Orlando Division in February
1997. The proceeding was filed to prevent
the  imminent foreclosure of  three  Days
Inn  hotels owned by Orlando and Resorts.
Mr.  Stanley S. Tollman holds  a  limited
partnership   interest  in  Orlando   and
Resorts  and  is  a  stockholder  of  the
corporate general partners of Orlando and
Resorts,  and Messrs. Stanley S. Tollman,
Brett G. Tollman and James A. Cutler were
directors   and/or   officers   of   such
corporate  general  partners.  In  August
1997,  Orlando and Resorts  agreed  to  a
settlement   with  its   secured   lender
resulting  in  the  sale  of  the   hotel
properties   and   dismissal   of    that
proceeding.

Certain Business Relationships

Bryanston

           Bryanston  is an affiliate  of
the  Company  and Beatrice  Tollman,  Mr.
Stanley   S. Tollman's spouse, is  a  50%
stockholder  of Bryanston.  On  June  26,
1996, Bryanston converted the amount  due
on  a working capital loan (approximately
$19,165,000)  into  shares  of  Series  B
Preferred Stock. The Company was  charged
a   5%   transaction  fee  (approximately
$958,000), which was also converted  into
shares  of Series B Preferred Stock.  The
conversion was effective June  26,  1996,
and    the    total    of   approximately
$20,123,000  was converted  into  693,905
shares of Series B Preferred Stock  based
on  the  fair market value of a share  of
Common  Stock  on the date of  conversion
($3.625).    Each  share  of  outstanding
Series  B  Preferred Stock: (i)  entitles
the  holder  to eight votes; (ii)  has  a
liquidation  value of $29.00  per  share;
(iii) has a cash dividend rate of 10%  of
the   liquidation   value,   which   rate
increases to 13% of the liquidation value if the cash dividend is not paid within 30 days of the end of each fiscal year and in such event is payable in shares of Common Stock; and (iv) is convertible into eight shares of Common Stock.

           On  September  30,  1997,  the
Company issued 83,333 shares of Series  B
Preferred   Stock   in   settlement    of
$2,000,000 due to Bryanston.  On December
17,  1997,  the Company declared  a  1996
dividend   payable   to   Bryanston    in
approximately  730,000 shares  of  Common
Stock,  which were issued in April  1998.
On  May 12, 1998, the Company declared  a
1997  dividend  payable to  Bryanston  in
approximately 1,519,000 shares of  Common
Stock,  which were issued on  January  5,
1999.   During 2000, the Company declared
and    issued   426,000   and   1,831,000
additional   shares of  common  stock  in
lieu   of  cash  dividends  payable  with
respect to Bryanston's shares of Series B
Preferred  Stock for the  1999  and  1998
calendar  years, respectively.  On  April
4,  2001, the Company issued to Bryanston
2,996,101  additional  shares  of  Common
Stock   in  lieu  of  the  cash  dividend
payable   with  respect  to   Bryanston's
shares of Series B Preferred Stock for the 2000 calendar year.

           On  June 30, 1998, the Company
restructured its existing obligations  to
Bryanston  by  extinguishing  its   notes
payable  of  $7,800,000,  $1,399,000  and
$432,000,  plus accrued interest  on  the
notes aggregating $3,098,000, in exchange
for  the  issuance of Series C  Preferred
Stock, and a $3,000,000 mortgage note  on
the  Company's idle gaming vessel located
in   Mobile,  Alabama.   The   Series   C
Preferred  Stock  has  voting  rights  of
twenty-four votes per preferred share, is
convertible  into twenty-four  shares  of
Common   Stock  and  carries  an   annual
dividend   of   $5.65  per   share.    In
addition,  the  terms  of  the  preferred
shares  include a provision allowing  the
Company   the   option  of  calling   the
preferred   shares   based    upon    the
occurrence of certain capital events that realize a profit in excess of $5,000,000.

           Upon contribution of the  idle
gaming  vessel  in July  1999  to  Casino
Ventures, the $3,000,000 mortgage note was converted to a promissory note.

Casino Ventures

           On  July 8, 1999, the  Company
contributed  its  inactive  vessel,   the
Jubilation Casino, to Casino Ventures LLC
("Casino  Ventures").  Matthew Walker,  a
director of the Company, is a partner  in
Casino Ventures and serves as its General
Manager.     At   the   time    of    the
contribution,  the vessel (including  its
gaming  equipment,  furniture  and  other
items)   had   a   net  book   value   of
approximately $4,149,000.   In  exchange,
the Company received $150,000 in cash,  a
promissory  note in the principal  amount
of  $1,350,000 and a membership  interest
in  Casino Ventures.  The promissory note
accrues  interest at an initial  rate  of
8.75% per annum, payable quarterly,  with
the  principal balance due July 8,  2002.
The  initial  interest rate of  8.75%  is
adjusted daily to prime plus one  percent
with  a  minimum  rate  of  8.75%.   Upon
repayment  of  the  promissory  note  and
certain other funding to the venture, the
Company's  membership interest in  Casino
Ventures  will decrease from its  current
percentage  of  93% to 15%.   Mr.  Walker
advanced funds to Casino Ventures in 1999
and  2000, which were used for  site  and
vessel improvements.  As of December  31,
2000,  the  loan payable  to  Mr.  Walker
amounted to $804,000.  That loan  accrues
interest  at 8% and is payable  in  April
2002.   In addition, $100,000 and $12,000
of  the Casino Venture start-up costs  in
2000 and 1999, respectively, were made to
entities  in  which  Mr.  Walker  has  an
ownership   interest.   The  consolidated
financial statements of the Company  will
include  the accounts of Casino  Ventures
until   such   time  as   the   Company's
membership interest decreases therein  to
less  that 50%.  During the fiscal  years
ended December 31, 2000 and December  31,
1999,  the Company capitalized $1,859,000
and   $364,000,  respectively,  of  costs
related    to    the    relocation    and
refurbishing    of   the    vessel    and
improvements  to  its  site  in   Tunica,
Mississippi.  An additional $268,000  and
$100,000  of start-up costs were incurred
during   2000   and  1999,  respectively.
During  1999,  the  vessel  was  used  as
collateral to obtain funding of  $650,000
towards   the  aforementioned  costs   of
Casino Ventures.

BP Group

           Ms. Patricia Cohen, a director
of  the Company from February 1, 1994  to
December   12,   1997,   is   the    sole
stockholder of BP.  On June 26, 1996,  BP
converted  the amount due on  a  BP  loan
(approximately $1,222,000) into shares of
Series B Preferred Stock. The Company was
charged    a    5%    transaction     fee
(approximately $61,000), which  was  also
converted   into  shares  of   Series   B
Preferred   Stock.  The  conversion   was
effective June 26, 1996, and the total of approximately $1,283,000 was converted into 44,258 shares of Series B Preferred
Stock, based on the fair market value of a share of Common Stock on the date of conversion ($3.625). The terms of the shares of Series B Preferred Stock issued to BP are identical to those of the shares of Series B Preferred Stock issued to Bryanston in June 1996 and September
1997.

            On  December  17,  1997,  the
Company  declared a 1996 dividend payable
to  BP in approximately 47,000 shares  of
Common Stock, which were issued in  April
1998.   On  May  12,  1998,  the  Company
declared a 1997 dividend payable to BP on
the   Series   B   Preferred   Stock   in
approximately 86,000 shares of the Common
Stock,  which were issued on  January  5,
1999.   In  addition,  during  2000,  the
Company   declared  and  issued   to   BP
approximately    24,000    and    111,000
additional shares of Common Stock in lieu
of the cash dividend payable with respect
to  BP's  shares  of Series  B  Preferred
Stock  for  the  1999 and  1998  calendar
years,  respectively.  On April 4,  2001,
the   Company   issued  to   BP   170,606
additional shares of Common Stock in lieu of the cash dividend payable with respect to BP's shares of Series B Preferred
Stock for the 2000 calendar year.

Other

          On September 15, 1998, $250,000
was  advanced  to Southern Classic,  Inc.
("Southern")  pursuant  to   a   9   1/4%
promissory  note  maturing  January   30,
1999.   Southern defaulted on its payment
in  January 1999 and filed for bankruptcy
in   February   1999.    Accordingly,   a
$250,000  reserve  was  recorded  as   of
December  31,  1998.   James  Cutler,   a
member of the Board, formerly served as Southern's Chief Financial Officer.

             All   current   transactions
between the Company and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

     Stockholder  Vote Required.    If  a
quorum is present at the Meeting, either in person or by proxy, the affirmative vote of a plurality of the votes cast shall be sufficient to elect each nominee on the Company's slate of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
         FOR THE ELECTION TO THE
BOARD OF DIRECTORS OF THE COMPANY OF EACH
            OF THE NOMINEES.

               PROPOSAL 2

AMENDMENT OF THE COMPANY'S CERTIFICATE OF
          DESIGNATIONS SETTING
    FORTH THE PREFERENCES, RIGHTS AND
             LIMITATIONS OF
  SERIES B PREFERRED STOCK AND SERIES C
            PREFERRED  STOCK

     At the Meeting, stockholders will be
asked  to  approve  an amendment  to  the
Company's   Certificate  of  Designations
Setting Forth the Preferences, Rights and
Limitations  of Series B Preferred  Stock
and   Series   C  Preferred  Stock   (the
"Certificate  of Designations")  proposed
by   resolution  of  the   Board,   which
amendment would provide for dividends payable to holders of Series C Preferred
Stock  to  be  paid in shares  of  Common
Stock at the Company's discretion if cash dividends are not paid by a certain date.

      Exhibit  A to this Proxy  Statement
contains a copy of the proposed amendment to the Certificate of Designations, which would amend Part B thereof to include a new Section 2.4 to read in its entirety follows:

    2.4        Payment  of  Dividend   in
    Shares      of     Common      Stock.
    Notwithstanding  the  provisions   of
    Section  2.3  hereof,  commencing  in
    the  year 2002, any dividend  payment
    that  is  not made by the Corporation
    on   or  before  January  30  of  the
    calendar  year following the calendar
    year  for which such dividend accrued
    shall,   at   the   option   of   the
    Corporation's Board of Directors,  be
    payable  in  the form  of  shares  of
    Common  Stock,  in  such  number   of
    shares  as  shall  be  determined  by
    dividing (A) the product of  (x)  the
    amount   of   the   unpaid   dividend
    multiplied  by  (y) 1.3  by  (B)  the
    Fair   Market  Value  of  the  Common
    Stock.    For  this  purpose,   "Fair
    Market   Value"  shall   mean,   with
    respect  to  the  Common  Stock,  the
    average  of the daily closing  prices
    for   the   Common   Stock   of   the
    Corporation   for  the  twenty   (20)
    consecutive  trading  days  preceding
    the  applicable January 30 date, with
    the  closing price for each day being
    the  closing  price reported  on  the
    principal  securities  exchange  upon
    which   the  Common  Stock   of   the
    Corporation is traded or,  if  it  is
    not  so  traded, then the average  of
    the  closing bid and asked prices  as
    reported  by the National Association
    of   Securities   Dealers   Automated
    Quotation  System or  if  not  quoted
    thereon,  in  the interdealer  market
    on  the "Pink Sheets" of the National
    Quotation   Bureau   (excluding   the
    highest  and lowest bids on each  day
    that  there  are  four  (4)  or  more
    market makers).

      The  effect of this amendment might
be   to  provide  holders  of  Series   C
Preferred  Stock with more or less  value
than  they  would have received  had  the
dividend  been issued in the  form  of  a
cash  payment.  The amendment would allow
the  Company  to  make a distribution  to
holders of Series C Preferred Stock  even
if  the Company's cash reserves were  low
at the time a dividend is declared or the
Company   is  otherwise  precluded   from
paying any cash dividend.   This proposal
is  being  made because the  Company  has
generally  had  very  limited  cash  flow
available  for payment of dividends.   In
order  to  avoid  the  accrual  of   cash
dividends on Series C Preferred Stock, the Board deems it to be in the best interests of the Company to provide for a means to discharge such an obligation by the issuance of shares of Common Stock in lieu of a cash dividend payment.

      For  purposes of valuation,  Common
Stock   granted   as   a   dividend    is
effectively    being    discounted     by
approximately   23%  of  current   market
value.   The  calculation  is  structured
with this discount because the shares  of
Common  Stock to be issued would,  unless
registered  under the Securities  Act  of
1933,  as amended (the "Securities Act"),
be  restricted and not subject to  resale
unless so registered or an exemption from
registration were available.  The Company
believes  such a discount is  appropriate
in light of the comparable illiquidity of
a  dividend  paid  in  shares  of  Common
Stock,  as  opposed to cash, particularly
with respect to shares being issued to an
affiliate of the Company, which, in order
to  comply  with  the exemption  provided
under  Rule  144  promulgated  under  the
Securities Act, would be required to hold
the shares for a minimum of one year and,
even  after  the passage  of  such  year,
could sell such shares only in compliance
with    certain    volume    limitations.
Further,  the Company believes  that  the
issuance  of unregistered and  restricted
shares  of Common Stock at a discount  of
approximately 23% to the market price  of
registered shares of Common Stock is more
favorable to the Company than the Company
would  be  likely to obtain on an  arm's-
length   basis   with   any   independent
investor.  Because the issuance of Common
Stock  in  lieu  of cash  as  payment  of
dividends   would  be  at   the   Board's
discretion,  should  there  come  a  time
where  there  is  sufficient  cash,   the
Company would not be required to issue shares of Common Stock in lieu of a dividend.

      In view of the fact that any shares
of  Common  Stock issued in lieu  of  the
cash  dividend accrued on  the  Series  C
Preferred  Stock would be  issued  at  an
effective  discount of approximately  23%
discount to the current market price of a
share  of  Common Stock, such an issuance
could  be dilutive to other stockholders.
However,  depending  upon  the  Company's
financial condition and prospects at  the
time  of  such issuance, such an issuance
could  in  fact be financially beneficial
to   the  other  stockholders  and  anti-
dilutive.   Further, in  any  event,  the
issuance of such shares would discharge the Company's obligations to pay the cash dividends otherwise accrued on the Series
C Preferred Stock, which dividends could, in the event of a liquidation of the Company, be a preference payable to the holders of the Series C Preferred Stock prior to any distribution to the holders of Common Stock.

      The   proposed  amendment  to   the
Certificate of Designations would also cause Section 2.4 of Part B thereof to be renumbered as Section 2.5.

     The  Board has unanimously  approved
the  foregoing proposed amendment to  the
Certificate    of    Designations     and
unanimously     recommends     to     the
stockholders that it be approved by them.
A  vote  in  favor of this proposal  will
constitute   a  vote  in  favor   of   an
amendment    to   the   Certificate    of
Designations as set forth in Exhibit A attached hereto, with such modifications thereto (consistent with the intent and purpose of this proposal) as may be necessary to permit the same to accepted for filing with the Secretary of State of the State of Delaware.

     Stockholder  Vote  Required.   If  a
quorum  is present at the Meeting, either
in  person  or by proxy, the  affirmative
vote   of   both   a  majority   of   the
outstanding  votes entitled to  be  cast,
whether  by  holders  of  Common   Stock,
Series  B  Preferred Stock  or  Series  C
Preferred  Stock, and a majority  of  the
outstanding votes entitled to be cast  by
the  holders of Series C Preferred Stock,
voting as a class, shall be sufficient to
approve  the  proposed amendment  to  the
Certificate  of Designations.   The  sole
holder of Series C Preferred Stock has indicated that it will vote in favor of the amendment. Abstentions and broker non-votes will have the same effect as a vote against such proposal to amend the Certificate of Designations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE PROPOSAL TO APPROVE THE AMENDMENT
  TO THE CERTIFICATE OF DESIGNATIONS TO
PROVIDE FOR THE ISSUANCE OF COMMON STOCK                    ,
      AT THE COMPANY'S DISCRETION,
   IN PAYMENT OF ACCRUED DIVIDENDS ON
        SERIES C PREFERRED STOCK

               PROPOSAL 3

          APPROVAL OF ISSUANCES
 OF SHARES OF THE COMPANY'S COMMON STOCK
   IN PAYMENT OF ACCRUED DIVIDENDS ON
 THE COMPANY'S SERIES C PREFERRED STOCK.

     The    Board   has   approved,   and
unanimously     recommends     to     the
stockholders   that  they  approve,   the
proposal  to permit the Company to  issue
shares  of Common Stock in lieu  of  cash
dividends   accrued  on  the   Series   C
Preferred Stock for 1998, 1999 and  2000.
Dividends   have  accrued,   and   remain
unpaid,  with  respect to  the  Series  C
Preferred Stock for 1998, 1999  and  2000
in  the amounts of $381,833, $763,665 and
$763,665, respectively.  At the  Meeting,
the   stockholders   are   being   asked,
pursuant  to  a  separate  proposal,   to
approve  an  amendment to the Certificate
of  Designations that, if approved, would
in  the future permit the Company to  pay
the annual dividend accrued on the Series
C  Preferred  Stock in shares  of  Common
Stock   in  lieu  of  cash.   The   Board
proposes  that the Company be  authorized
to  also pay unpaid dividends accrued  on
the  Series C Preferred Stock  for  prior
years  as if such amendment had  been  in
effect for such years.  If such amendment
had  been  in  place for 1998,  1999  and
2000,  the  Company could have  paid  the
dividends   accrued  on  the   Series   C
Preferred  Stock  with respect  to  those
years  by  issuing, in lieu of  the  cash
dividend  accrued, respectively, 254,555,
111,079  and  780,844  shares  of  Common
Stock.  For such purposes, each share  of
Common Stock contemplated to be issued in
lieu  the cash dividend payable is  being
effectively  valued at  $1.50,  $6.87  or
$.98  for the dividends accrued for 1998,
1999  and  2000, respectively.   If  such
issuance is approved, then the Company will be able to satisfy its obligations with respect to the accrued dividends for 1998, 1999 and 2000 by the issuance of an aggregate of 1,146,478 shares of Common
Stock.

          The Board believes that such an
issuance will be in the best interest  of
the Company and its stockholders inasmuch
as   such  issuance  would  relieve   the
Company of its obligation to pay in  cash
the  dividends  accrued in  an  aggregate
amount  of  $1,909,163 on  the  Series  C
Preferred Stock for 1998, 1999  and  2000
and  would permit that obligation  to  be
satisfied  with  the  use  of  shares  of
Common Stock that, for such purpose,  are
being  valued as a price higher than  the
current market price of a share of Common
Stock.   The Board unanimously recommends
to the stockholders approval of this proposal.

            As  noted  under  Proposal  2
above,  for  purposes of determining  the
value  of a share of Common Stock  to  be
issued  in lieu of cash dividends on  the
Series  C  Preferred Stock, the value  of
such share is discounted at approximately
23%  to  the  then current  market  price
(determined as of the January  30th  next
following   the   year  for   which   the
dividends   are  accrued).  The   Company
believes    that    the    issuance    of
unregistered  and  restricted  shares  of
Common    Stock   at   a   discount    of
approximately 23% to the market price  of
registered shares of Common Stock is more
favorable to the Company than the Company
would  be  likely to obtain on an  arm's-
length   basis   with   any   independent
investor  and  that such  a  discount  is
appropriate  in  light of the  comparable
illiquidity of a dividend paid in  shares
of  Common  Stock,  as opposed  to  cash,
particularly with respect to shares being
issued  to  an affiliate of the  Company,
which,  in  order  to  comply  with   the
exemption   provided   under   Rule   144
promulgated  under  the  Securities  Act,
would be required to hold the shares  for
a minimum of one year and, even after the
passage  of  such year, could  sell  such
shares  only  in compliance with  certain
volume  limitations.  Further,  although,
for the purposes of determining the value
assigned to shares of Common stock to  be
issued in lieu of a cash dividend on  the
Series  C Preferred Stock for 1998,  1999
and 2000, such shares would be valued  at
a  discount  to  the then current  market
price (determined as of January 30th next
following   the   year  for   which   the
dividends   accrued),   each   of    such
valuations   is  higher,  and   for   the
dividends for 1997 and 1998 significantly higher, than the now current market price of a share of Common Stock.

           In  light of the fact that the
Company had losses for each of 1998, 1999
and  2000, the issuance of the shares  of
Common   Stock  in  lieu  of   the   cash
dividends   accrued  on  the   Series   C
Preferred Stock for those years would (if they had been issued currently with the years for which they accrued) have been anti-dilutave. Whether the issuance of such shares will be diluative for the year 2001 or any subsequent year will depend upon the financial results for those years.

     Stockholder  Vote  Required.  If   a
quorum  is present at the Meeting, either
in  person  or by proxy, the  affirmative
vote  of  a  majority of the  votes  cast
shall   be  sufficient  to  approve   the
issuance  of  shares of Common  Stock  in
payment  of  accrued  dividends  on   the
Series  C  Preferred Stock for the  years
1998, 1999 and 2000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
              FOR APPROVAL
OF THE ISSUANCE OF SHARES OF COMMON STOCK
     IN PAYMENT OF ACCRUED DIVIDENDS
  ON THE SERIES C PREFERRED STOCK. FOR
           1998, 1999 AND 2000

               PROPOSAL 4


AMENDMENT OF THE COMPANY'S CERTIFICATE OF
              INCORPORATION
  TO EFFECT A REVERSE ONE-FOR-TEN SPLIT
OF THE COMPANY'S OUTSTANDING COMMON STOCK


     The Board has unanimously decided to
submit  to  a vote of the stockholders  a
proposal    to   amend   the    Company's
Certificate    of   Incorporation    (the
"Certificate of Incorporation") to reduce
the  number  of the Company's issued  and
outstanding shares of Common Stock.  This
is  to  be  achieved  by  undertaking   a
reverse  stock  split whereby  every  ten
(10)  outstanding shares of Common  Stock
(the   "Existing   Shares")   shall    be
converted  into  one  (1)  share  of  the
Company's  new  Common  Stock  (the  "New
Shares") having terms identical in  every
respect  of  the  Existing  Shares   (the
transaction shall be referred to herein as the "Reverse Split"). Any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole number.

      The  Common Stock has traded  in  a
range from $0.75 per share to $6.625  per
share since April 3, 2000.  The Company's
management  believes that  the  Company's
stock  price will be an important  factor
in   negotiations  with  businesses   for
future  projects  of the Company  because
the  Company  intends to use  its  Common
Stock   for   some   or   all   of    the
consideration  in any such joint  venture
or  acquisition.  The Reverse Split  will
decrease  the number of shares of  Common
Stock  outstanding, but there can  be  no
assurance   that   there   will   be    a
corresponding  increase in the  per-share
price  of  the Common Stock. However,  in
conjunction with the execution of such  a
strategy,    the   Company's   management
believes that the Reverse Split will make the Company more attractive relative to any potential acquisitions.

     In addition, Nasdaq Marketplace Rule
4310(c)(4) requires that in order for the
Common  Stock to continue to be  eligible
for  quotation on the Nasdaq Stock Market
Inc.,  the  Common  Stock  must  have   a
minimum bid price per share of $1.00,  as
well    as    meeting    certain    other
requirements.  The Common Stock currently
is  trading in the $1.00 per share  range
and  has  recently  traded  below  $1.00.
Management  believes  that  in  order  to
maintain  the  Company's  Nasdaq   market
listing,   the  implementation   of   the
Reverse Split is in the best interests of
the  Company  and  its  stockholders.   A
failure to meet the continued inclusion requirements of Nasdaq will result in the removal of the Common Stock from a Nasdaq listing.

     A  delisting of the Common Stock may
materially   and   adversely   affect   a
holder's  ability to dispose  of,  or  to
obtain  accurate  quotations  as  to  the
market  value of, the Common  Stock.   In
addition,  any  delisting may  cause  the
Common  Stock  to  be subject  to  "penny
stock"  regulations  promulgated  by  the
Securities   and   Exchange   Commission.
Under  such  regulations,  broker-dealers
are  required  to,  among  other  things,
comply   with   disclosure  and   special
suitability determinations prior  to  the
sale  of shares of Common Stock.  If  the
Common  Stock  becomes subject  to  these
regulations,  the  market  price  of  the
Common  Stock  and the liquidity  thereof
could   be   materially   and   adversely
affected.

     Stockholders  should recognize  that
if the Reverse Split is effectuated, they
will own 10% of the number of shares they
presently  own and that there can  be  no
assurance  that the market price  of  the
Common     Stock    will,    in     fact,
correspondingly  increase  by  10   times
following  consummation  of  the  Reverse
Split or, even if such price increases by
10  times, such post Reverse Split market
price  will  be  sustained.   Also,   the
possibility  does  exist  that  liquidity
could   be   materially   and   adversely
affected by the reduced number of  shares
that  would  be  outstanding  after   the
Reverse Split. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

     If  the Reverse Split is approved by
the Stockholders, it will take effect  at
the  close  of business on the  date  the
Certificate   of   Amendment    to    the
Certificate  of  Incorporation  providing
for  the Reverse Split is filed with  the
Secretary  of  State  of  the  State   of
Delaware.      Subject    to    obtaining
stockholder    approval,   the    Company
anticipates  that such a  Certificate  of
Amendment  will be so filled as  soon  as
reasonably  practical after the  Meeting.
If  there  is no change in the number  of
shares   of   Common  Stock   outstanding
subsequent  to  the  Record   Date,   the
24,140,759  shares of Common  Stock  then
outstanding  will be effectively  reduced
to    2,414,076   shares   (subject    to
adjustments   for   rounding    up    for
fractional  shares) upon  the  filing  of
such  Certificate of Amendment.   Except
as  a  result  of  the  receipt  by  some
stockholders of additional  shares  as  a
result  of rounding up fractional shares,
the  Reverse Split, in itself,  will  not
affect   any   stockholder's   percentage
holdings in the Company.

     If  the Reverse Split is approved by
the  stockholders, each stockholder will,
as soon as practicable after the Meeting,
be notified that their shares of Existing
Shares  have been converted to a  reduced
number  of  New  Shares  pursuant  to   a
Reverse Split, and stockholders will then
be  asked  to exchange their certificates
representing  Existing  Shares  for   new
certificates evidencing New Shares.

      In  order  to  effect  the  Reverse
Split,  the  Certificate of Incorporation
must   be  amended  in  the  manner,   or
substantially in the manner, set forth in
the   Certificate  of  Amendment  to  the
Certificate  of  Incorporation   attached
hereto as Exhibit B.  The only effect  of
such  Amendment will be to implement  the
Reverse  Split  as described  herein.   A
vote by a stockholder in favor of the Reverse Split will constitute a vote in favor of amending the Certificate of Incorporation in the manner set forth in such Certificate of Amendment with such modifications thereto (consistent with the intent and purpose of this proposal) as may be necessary to permit the same to accepted for filing with the Secretary of State of the State of Delaware.

     The  Board believes that maintenance
of  the  Nasdaq listing is beneficial  to
the  Company  and  its  stockholders  and
recommends   a  vote  for  the   proposed
Reverse  Split.  The Board  believes  the
proposed Reverse Split will create  long-
term   benefit   for   the   Company   by
increasing market interest in the  Common
Stock  and  increasing the  nominal  per-
share value and per-share earnings of the
Common  Stock.   Given the volatility  of
the Common Stock, the Board believes that the proposed Reverse Split will also help maintain a sufficient minimum bid price per share to ensure continued listing on the Nasdaq SmallCap Market.

    Stockholder   Vote   Required:    The
affirmative vote by the holders of  stock
(whether Common Stock, Series B Preferred
Stock   or  Series  C  Preferred   Stock)
entitled  to exercise a majority  of  all
votes  that could be cast is required  in
order  to approve this proposed amendment
of   the  Certificate  of  Incorporation.
Shares that are withheld and broker non-votes will have the same effect as a vote against such amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
  FOR APPROVAL OF A REVERSE ONE-FOR-TEN
               STOCK SPLIT
     OF THE COMPANY'S COMMON STOCK.

               PROPOSAL 5

    RATIFICATION OF THE SELECTION OF
     ROTHSTEIN KASS & COMPANY, P.C.
            AS THE COMPANY'S
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The  Board has unanimously approved,
and   unanimously  recommends  that   the
stockholders  approve  and   ratify   the
appointment of Rothstein, Kass & Company,
P.C.   as   the   Company's   independent
certified  public   accountants  for  the
ensuing year. A member of Rothstein, Kass
& Company, P.C. will be available at the Meeting to answer questions and will have the opportunity to make a statement if he or she so desires.

     Stockholder  Vote  Required.  If   a
quorum  is present at the Meeting, either
in  person  or by proxy, the  affirmative
vote  of  a  majority of the  votes  cast
shall   be   sufficient  to  ratify   the
selection  of Rothstein, Kass &  Company,
P.C.   as   the   Company's   independent
certified public accountants for the next year.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE
            FOR RATIFICATION
 OF THE APPOINTMENT OF ROTHSTEIN, KASS &
     COMPANY, P.C. AS THE COMPANY'S
      INDEPENDENT CERTIFIED PUBLIC
              ACCOUNTANTS.

         EXECUTIVE COMPENSATION

Executive Officers

     The executive officers of the
Company are:

Stanley S. Tollman   Chairman of the Board, Chief Executive Officer
                     and President
Thomas W. Aro        Vice President and Secretary
Brett G. Tollman     Vice President
Robert Steenhuisen   Chief Accounting Officer
Craig Kendziera      Treasurer

     Information      regarding       the
responsibilities of, and the terms of the positions held by Stanley S. Tollman, Thomas W. Aro and Brett G. Tollman are set forth on page 10 of this proxy statement in the text of Proposal 1. Such information for Messrs. Steenhuisen and
Kendziera is as follows:

       Craig  Kendziera  has  served   as
Treasurer   of  the  Company  since   his
appointment  on May 12,  1998.   He  also
have served as the Corporate Controller of the Tollman-Hundley Hotel Group since
June 1992 and a Director, Vice President,
Treasurer  and  Corporate  Controller  of
Bryanston since March 6, 1998.

      Robert  Steenhuisen has  served  as
Chief Accountant of the Company since his appointment on May 12, 1998. He also has served as the Chief Accountant for the Tollman-Hundley Hotel Group since May
1992  and  as a Director, Vice President,
Assistant Secretary and Chief Accountant of Bryanston since March 2, 1998.

Summary Compensation Table

      The following table sets forth  all
cash  compensation for services  rendered
in  all capacities to the Company and its
subsidiaries for the fiscal  years  ended
December  31, 2000, 1999, 1998 and  1997,
paid  to  the  Company's Chief  Executive
Officer   and   one   executive   officer
(collectively   the   "Named    Executive
Officers")   whose   total   compensation
exceeded  $100,000 per annum.   No  other
executive officers' compensation exceeded
$100,000 during any of the above fiscal years.


                                              Restricted
Name and Principal                            Stock      Options  All Other
Position                  Year    Salary(1)   Awards     /SARS    Compensation
Stanley S. Tollman . .    2000        --         --        --         --
     Chairman of the      1999   $250,000        --      250,000(2)   --
     Board of Directors,  1998   $250,000        --      250,000      --
     Chief Executive      1997   $250,000        --        --         --
     Officer and President
Thomas W.  Aro . . . . . .2000   $206,500        --        --         --
     Vice President and   1999   $160,000        --      205,000      --
     Secretary            1998   $160,000        --      155,000      --
                          1997   $160,000        --        --         --

     (1) No portions of the cash salaries to
which  Stanley  S. Tollman  was  entitled
during  the periods indicated  have  been
paid;  rather, the expense and  liability
have been accrued without interest.   Mr.
Tollman has waived his right to receive any salary for the year 2000.

     (2)  Does not include any value for
the right granted to Mr. Tollman to
convert up to $2,000,000 of deferred
compensation into shares of Common Stock at $2.00 per share.

Option/SAR  Grants  in  Past  Two  Fiscal
Years.

      During  1999,  the Company  granted
options to certain executive officers to purchase an aggregate of 455,000 shares of Common Stock, including 250,000 shares to Stanely S. Tollman and 205,000 shares to

Thomas W. Aro (which includes  55,000
shares as compensation to Mr. Aro for his services as a director). Except for the reissuance of stock options upon the cancellation of old options (as described below), no options or stock appreciation rights were granted to any executive officer of the Company in 2000.

       The  following  table  sets  forth
certain   information   regarding   stock
options  granted  to the Named  Executive
Officers  during  the fiscal  year  ended
December 31, 2000. No stock appreciation rights were granted to these individuals during such year.


                                                                Potential
                                                                Realizable Value
                                                                At Assumed
                                                                Annual Rates
                  Number of  Percent of                         Of Stock Price
                  Securities Total Options  Exercise            Appreciation For
                  Underlying Granted to     or Base             Option Term (1)
                  Options    Employees      in Price  Expiration
                  Granted    Fiscal Year    ($/Share) Date       5%($)   10%($)
Thomas W.
  Aro . . . .      75,000(2)     0           $1.375    5/09      51,000  123,000
                  130,000(2)     0           $1.375   12/09      88,400  213,200


     (1) Calculated by multiplying the exercise price by the annual appreciation rate shown (as prescribed by the SEC rules) and compounded for the term of the options, subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options. These amounts are not intended to forecast possible future appreciation, if any, of the price of a share of Common Stock. The actual value realized upon exercise of the options will depend on the fair market value of Common Stock on the date of exercise.

      (2) The options are all exercisable in full commencing from the date of grant.


          The following table sets forth certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1999. No stock appreciation rights were granted to these individuals during such year.

                                                                Potential
                                                                Realizable
                                                                Value
                                                                At Assumed
                                                                Annual Rates
                  Number of  Percent of                         Of Stock Price
                  Securities Total Options  Exercise            Appreciation For
                  Underlying Granted to     or Base             Option Term (1)
                  Options    Employees      in Price Expiration
                  Granted    Fiscal Year    ($/Share)Date        5%($)   10%($)
Stanley S.
  Tollman . .    250,000(2)(3)   18.0          $4.25   12/09    668,201 1,693,351

Thomas W.
  Aro . . . .     75,000(2)       5.4          $2.00    5/09     94,334   239,061
                 130,000(2)       9.4          $4.25   12/09    347,464   880,543

     (1) Calculated by multiplying the exercise price by the annual appreciation rate shown (as prescribed by the SEC rules) and compounded for the term of the options, subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the
options.    These  amounts
are  not  intended  to  forecast
possible future appreciation, if any, of the price of a share of Common Stock. The actual value realized upon exercise of the options will depend on the fair market value of Common Stock on the date of exercise.

      (2) The options are all exercisable in full commencing from the date of grant.

      (3) Does not include the right granted to Mr. Tollman to convert up to $2,000,000 of deferred compensation into shares of Common Stock at $2.00 per share.

     The following table sets forth certain information with respect to the exercise of stock options during fiscal 2000 by the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers as of December 31, 2000:


                                   Number of Securities          Value of Unexercised
              Shares               Underlying Unexercised        In-the-Money Options at
              Acquired    Value    Options at Fiscal Year End    Fiscal Year End (1)
              On Exercise Realized Exercisable  Unexercisable    Exercisable Unexercisable
Stanley S.
   Tollman .     --         --      500,000(2)       --             $  0        --
Thomas
   W. Aro .      --         --      420,000          --             $  0       --


      (1) None of the existing options were in-the-money at December 31, 2000.

      (2) Does not include the right granted to Mr. Tollman to convert up to $2,000,000 of deferred compensation into shares of Common Stock at $2.00 per share.


     The following table sets forth certain information with respect to the exercise of stock options during fiscal 1999 by the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers as of December 31, 1999:



                                          Number of Securities       Value of Unexercised
                   Shares                 Underlying Unexercised     In-the-Money Options at
                   Acquired      Value    Options at Fiscal Year End Fiscal Year End (1)
                   On Exercise   Realized Exercisable Unexercisable  Exercisable Unexercisable
Stanley S.
   Tollman .           --          --      500,000       ---         $1,770,000(2)  --
Thomas
   W. Aro .            --          --      420,000       --          $1,694,000     --


     (1) Calculated by multiplying (a) the number of shares covered by the options by (b) the difference between the market price at December 31, 1999 of $6.25 and the respective exercise price.

      (2)  Does  not  include  the  right
granted to Mr. Tollman to convert  up  to
$2,000,000 of deferred compensation  into
shares  of  Common Stock  at   $2.00  per
share.


      In  October 2000 and December 1998,
the  Company determined that the purposes
of  its stock option plans were not being
adequately achieved with respect to those
employees and consultants holding options
that  were  exercisable at  prices  above
current market value and that it  was  in
the best interests of the Company and its
stockholders that the Company retain  and
motivate  such employees and consultants.
Therefore,  in  order  to  provide   such
optionees the opportunity to exchange their above market value options for options exercisable at the current market value in 2000 and 1998, respectively, the Company cancelled all options that were outstanding under the Company's 1998 and 1993 stock option plans at that time and reissued the options at an exercise price of $1.375 and $1.063, respectively, such pricing being the closing NASDAQ bid prices on October 12, 2000 and December
12, 1998, respectively.

       The  following  table  sets  forth
certain information with respect to all such cancellations and reissuances with respect to options held by any executive officer from March 19, 1993 (date of inception) through December 31, 2000:

                                                                                  Length of
                              Number of market                                    original
                              securities        Price of    Exercise              option term
                              underlying        stock at    price at              remaining
               Cancellation/  options           time of     time of     New       at date of
               reissuance     cancelled/        cancelling/ cancelling/ exercise  cancelling/
               date           reissued          reissuing    reissuing  price     reissuing
                                                                       <C.
Thomas W. Aro  12/12/98       60,000              $1.063      $3.25     $1.063    4.5 years
               12/12/98      100,000              $1.063      $2.00     $1.063    9.5 years
               10/12/00       75,000              $1.375      $2.00     $1.375    7.5 years
               10/12/00      130,000              $1.375      $4.25     $1.375    9.0 years
Brett G.
 Tollman       12/12/98       60,000              $1.063      $3.25     $1.063    4.5 years
               12/12/98      100,000              $1.063      $2.00     $1.063    9.5 years
               10/12/00       75,000              $1.375      $2.00     $1.375    7.5 years
               10/12/00      115,000              $1.375      $4.25     $1.375    9.0 years
Craig
 Kendziera     12/12/98       12,000              $1.063      $3.25     $1.063    4.5 years
               12/12/98        8,000              $1.063      $2.00     $1.063    9.5 years
               10/12/00       50,000              $1.375      $2.00     $1.375    7.5 years
               10/12/00       15,000              $1.375      $4.25     $1.375    9.0 years
Robert
 Steenhuisen   12/12/98        8,000              $1.063      $3.25     $1.063    4.5 years
               12/12/98       12,000              $1.063      $2.00     $1.063    9.5 years
               10/12/00       50,000              $1.375      $2.00     $1.375    7.5 years
               10/12/00       15,000              $1.375      $4.25     $1.375    9.0 years


     Compensation of Directors. On May 12, 1998, with stockholder approval granted in September 1999, the Board approved an annual compensation arrangement whereby each of the three outside directors will receive $6,000 per annum plus options to purchase up to 25,000 shares, and an additional 15,000 shares for each committee served upon, of Common Stock at an exercise price equal to the current market price at the date the option is granted.
Accordingly, in 1999 and 1998 the Company granted to its outside directors options to purchase an aggregate amount of up to 150,000 and 285,000 shares, respectively, of Common Stock at an exercise price of $4.25 and $1.063, respectively, per share, which options can be exercised any time up to 2009 and 2008, respectively. The amount granted in 1999 was for services to be rendered in the year 2000. The amount granted in 1998 represents options to purchase aggregate amounts of up to 135,000 and 150,000 shares for the 1998 and 1999 years of service, respectively. As compensation to its employee directors, in December 1999 and 1998, the Company granted options to purchase an aggregate amount of up to 95,000 shares of Common Stock for each of the 2000, 1999 and 1998 years.

      Employment Agreements. The  Company
and  Stanley S. Tollman entered  into  an
Employment Agreement dated June 1,  1993,
whereby  Mr. Tollman agreed to  serve  as
Chairman   of  the  Board  and   Co-Chief
Executive  Officer of the Company  for  a
term of three (3) years from the date  of
that    Agreement.    Thereafter,    such
Agreement is automatically renewable  for
successive  twelve  (12)  month   periods
unless either party advises the other  on
at least ninety (90) days' written notice
of his or its intention not to extend the
term of the employment. In the event of a
termination of his employment, under  the
terms of such Agreement Mr. Tollman is to
be  retained  for  two years  to  provide
consulting  services  for  $175,000   per
year.  Such  Agreement has  been  renewed
until   June  1,  2001.   Mr.   Tollman's
Employment  Agreement  provides   for   a
salary  in  the  amount of  $250,000  per
year,  none of which has been paid  under
such  Agreement since the  date  thereof.
The  unpaid salary accumulates,  and  the
Company  does  not pay  any  interest  or
other  penalty  thereon.  Such  Agreement
provides  for  Mr. Tollman to  devote  no
less than 20% of his business time to the
affairs   of   the   Company   and    its
subsidiaries. Such Agreement  contains  a
non-disclosure  provision   pursuant   to
which  Mr. Tollman has agreed not to  use
or disclose any information, knowledge or
data   relating  to  or  concerning   the
Company's operations, sales, business  or
affairs  to  any  individual  or  entity,
other  than the Company or its designees,
except as required in connection with the
business and affairs of the Company.  Mr.
Tollman  waived his right to receive  the
$250,000 salary for the year 2000.  As of
December  31,  2000  and  1999,   accrued
salary payable to Mr. Tollman amounted to $1,529,167 and $1,529,167, respectively.

       On  May  27,  1999,  the  Company,
subject  to  approval  by  the  Company's
stockholders (which approval was obtained
in  September 1999), agreed to afford Mr.
Tollman  the  right  to  convert  up   to
$2,000,000   of   deferred   compensation
payable  into up to 1,000,000  shares  of
Common  Stock  at a price  of  $2.00  per
share, the closing price on that day. Mr.
Tollman's   right  to  convert   deferred
compensation into Common Stock  shall  be
exercisable only if he continues to defer
his   salary  and  he  remains   employed
through   and   including   April   2002;
provided, however, that if his employment by the Company is terminated prior to such date on account of his death or other disability, he or his estate shall have the right for the period of 90 days after such termination to exercise such conversion right. During the year ended
December 31, 1999, the Company recorded a noncash compensation charge of $3,251,000 reflecting an increase since the date such agreement was made in the market price of shares of Common Stock that could be acquired upon such conversion of deferred salary. The $3,251,000 charge was reversed in 2000 to reflect the decrease in the market price of Common
Stock during that year.


Directors'     Report    on     Executive
Compensation

       General.    Decisions   concerning
executive officers' salaries for 2000 and
1999   were  made  by  the  full   Board.
Decisions concerning the grant  of  stock
options  to executive officers were  made
by   the  Stock  Option  Committee.   The
Company    otherwise   has   no    formal
compensation   policies   applicable   to
executive    officers.     The    Board's
recommendations in each case  were  based
on  the  subjective  evaluation  of  each
officer's contribution to the Company and
the  level  of compensation necessary  to
adequately   motivate  and   reward   the
officer.   The composition and amount  of
each item of executive compensation for 2000 and 1999 did not bear a specific relationship to any particular measure of performance.

      Cash Compensation.  Certain of  the
Company's  executive  officers  are   not
compensated directly by the Company based
upon    the    Compensation   Committee's
determination  that compensation  is  not
prudent  at this time given the Company's
financial  position. When,  and  if,  the
Company's  financial  position  improves,
the    Compensation    Committee    would
establish and review the compensation  of
those  executive officers  not  presently
compensated  directly by the Company  and
the  overall employee compensation  plan.
Bryanston     has,    without     seeking
reimbursement therefor from the Company, provided salaries and benefits to those of the Company's executive officers not presently compensated directly by the
Company.

      Equity  Compensation. The grant  of
stock   options  to  executive   officers
constitutes an important element of long-
term   compensation  for  the   executive
officers.  The  grant  of  stock  options
increases  management's equity  ownership
in  the Company with the goal of ensuring
that  the interest of management  remains
closely   aligned  with  those   of   the
Company's    stockholders.   The    Board
believes  that  stock  options   in   the
Company provide a direct link between executive compensation and stockholders' value. By attaching vesting requirements, stock options also create an incentive for an executive officer to remain with the Company for the long term.

          Chief     Executive     Officer
Compensation. The compensation of Stanley
S.  Tollman, the Chief Executive Officer,
is  set  forth in an Employment Agreement
between  the  Company  and  Mr.  Tollman,
which provides for a salary in the amount
of  $250,000 per year, none of which  has
been  paid  under  such  Agreement.   The
unpaid   salary  accumulates,   and   the
Company  does  not pay  any  interest  or
other  penalty thereon.  Mr. Tollman  has
waived his rights to receive the $250,000
salary  for the year 2000.  The terms  of
the  Employment Agreement were determined
based  upon  Mr.  Tollman's  ability   to
establish  and retain a strong management
team  and  to  develop and implement  the
Company's  business  plans.  In   setting
compensation for Mr. Tollman, the Company
also  considered  its financial  position
and reviewed compensation levels of chief
executive    officers    at    comparable
companies  within the Company's industry.
In  both  December  1999  and  1998,  the
Company granted to Mr. Tollman options to purchase 250,000 shares of Common Stock.

Stanley S. Tollman
Thomas W. Aro
James A. Cutler
Herbert F. Kozlov
Brett G.Tollman
Matthew B. Walker



REPORT OF THE AUDIT COMMITTEE

      On May 5, 2000, the Board adopted a
written  Audit  Committee  Charter  under
which  the  Audit Committee operates.   A
copy  of  the Audit Committee Charter  is
attached  to  this  Proxy  Statement   as
Appendix  A.  Messrs. Cutler, Kozlov  and
Walker,  the three members of  the  Audit
Committee,  are  independent   from   the
Company,  as independence is  defined  in
Rule    4200(a)(15)   of   the   National
Association   of   Securities    Dealers'
("NASD") listing standards.

        Management   has   the    primary
responsibility for the Company's internal
controls, the financial reporting process
and   preparation  of  the   consolidated
financial statements of the Company.  The
independent auditors are responsible  for
performing  an independent audit  of  the
Company's      consolidated     financial
statements  in accordance with  generally
accepted  accounting  principles  and  to
issue   a  report  thereon.   The   Audit
Committee's responsibility is to monitor and oversee these processes.

     The Audit Committee has met and held
discussions  with  management   and   the
independent     auditors.      Management
represented  to the Audit Committee  that
the   Company's  consolidated   financial
statements  were prepared  in  accordance
with    generally   accepted   accounting
principles. The Audit Committee  reviewed
and  discussed the consolidated financial
statements   with  management   and   the
independent auditors.

      In  fulfilling  its responsibility,
the  Audit Committee recommended  to  the
Board  the  selection  of  the  Company's
independent auditors, Rothstein,  Kass  &
Company,   P.C.    The  Audit   Committee
considered the independence of Rothstein,
Kass  & Company, P.C. and confirmed  that
Rothstein,  Kass  &  Company,  P.C.   has
provided  the  written  disclosures   and
letter  required by Independence Standard
Board   Standard   No.  1   (Independence
Standard   Board   No.  1,   Independence
Discussions    with   Audit   Committees)
stating (i) the firm's independence as required by the Independence Standards
Board and (2) the matters required to be communicated under the generally accepted auditing standards. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

      Based  upon  the Audit  Committee's
discussions  with  management   and   the
independent   auditors  and   the   Audit
Committee's      reviews      of      the
representations  of  management  and  the
report  and  letter  of  the  independent
auditors provided to the Audit Committee,
the  Audit Committee recommended  to  the
Board   that   the  audited  consolidated
financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange
Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                   James A. Cutler
                                   Herbert F. Kozlov
                                   Matthew B. Walker

Audit Fees

      Rothstein,  Kass  &  Company,  P.C.
advised  the  Audit  Committee  that   it
provided  $64,475 of audit  services  and
$5,525  of  other  services  during   the
Company's fiscal year ended December  31,
2000.   Other services included  (i)  tax
research   and   assistance,   (ii)   tax
extension  preparation and (iii)  out-of-
pocket    expenses.    The    independent
accountants  advised the Audit  Committee
that  it  did not believe its  audit  was
impaired   by  its  provision   of   such
services.  As a result, Rothstein, Kass &
Company, P.C. as confirmed
that it was an
independent accountant with respect to the Company within the meaning of the Securities and Exchange Act of 1934, as amended, administered by the Securities
Exchange Commission and the requirements of the Independence Standards Board.

     The foregoing Audit Committee report
shall not be deemed "soliciting material"
or  to be "filed" with the Securities and
Exchange   Commission,  nor  shall   such
information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.


       MARKET PRICES AND DIVIDENDS

Market Prices

      The  Common Stock is traded on  the
Automated   Quotation   System   of   the
National    Association   of   Securities
Dealers,   Inc.  ("NASDAQ")   under   the
symbols  "ALHY", and on the Boston  Stock
Exchange  under  the symbol  "ALH."   The
Company's    Redeemable   Common    Stock
Purchase Warrants (the "Warrants") are traded on the Boston Stock Exchange under the symbol "ALHW" and on the OTCBB under the symbol "ALHYW."

      The following table sets forth  the
high and low sale prices for Common Stock as reported by NASDAQ and of the Warrants as reported by NASDAQ and/or the OTCBB.




                         Common Stock              Warrants
                        High       Low          High       Low
2000 Quarters:
  Fourth  . . . . . .  $3.125   $  .875        $  .75    $  .13
  Third. . . . . . . .  3.50      1.00            .6875     .30
  Second . . . . . . .  7.50      1.375          4.9375     .50
  First. . . . . . . .  9.75      3.375          5.4375    1.00

1999 Quarters:
  Fourth . . . . . . . $6.69    $ 2.50         $ 3.38    $ 1.25
  Third. . . . . . . . .4.44      3.00           2.38       .88
  Second  .  .  . . . . 5.00      1.50            .375      .0625
  First. . . . . . . . .2.81      1.19            .0625     .0625

1998 Quarters:
  Fourth . . . . . .   $1.56    $  .50         $  .0625  $  .0625
  Third . . . . . . . . 2.06       .50            .125      .0625
  Second . . . . . . . .2.50      1.50            .1875     .0625
  First . . . . . . . . 3.00      1.63             .375     .0625


As  of May 7, 2001, 24,140,759 shares  of
Common   Stock  and  958,608  shares   of
Preferred    Stock   were   issued    and
outstanding.  The outstanding  shares  of
Common  Stock  were  held  of  record  by
approximately   800  persons,   including
ownership by nominees who may hold for multiple beneficial owners.

Dividends

      The  Company  has  not,  since  its
inception,  declared  or  paid  any  cash
dividends on its shares of Common  Stock.
Under   Section  170(a)  of  the  General
Corporation Law of Delaware (the  "GCL"),
the   Corporation  is,  and   has   been,
proscribed  from declaring or paying  any
dividends upon any shares of its  capital
stock  except to the extent  of  (1)  its
surplus (as defined under the GCL) or (2)
in  the case of no such surplus, its  net
profits for the fiscal year in which  the
dividend is declared and/or the preceding
fiscal  year.  As  the  Company  has   no
surplus (as defined under the GCL) or net
profits,  the Company is foreclosed  from
declaring  or  paying any cash  dividends
even if it were otherwise inclined to  do
so.   There can be no assurance that  the
Company will have any surplus (as defined
in  the  GCL)  or that the  Company  will
achieve
any net profits, nor  can  there
any  assurance that even if  the  Company
were  to  have such a surplus or  achieve
net   profits,  the  Company  would   not
determine to retain all available funds to expand the Company's business or for other corporate purposes. Management has no current intent to declare or pay any cash dividends on the shares of Common
Stock.

      Additionally, the Company has since
its  inception  in  1993  generally  been
subject  to  loan  covenants  that   have
prohibited the declaration or payment  of
any  cash  dividends.  Although  proceeds
from  the  pre-closing financing obtained
in connection with the sale of the assets
of  its  subsidiaries, Alpha Gulf  Coast,
Inc. and Greenville Hotel, Inc., in March
1998   were   used  to  discharge   loans
pursuant  to  the  terms  of  which   the
Company was prohibited from declaring  or
paying  any cash dividends on its  shares
of  capital  stock, such prohibition  was
replaced with restrictive covenants  with
respect  to  such  pre-closing  financing
that    effectively    reinstated    such
prohibition.  Upon consummation  of  such
sale,  such  pre-closing  financing   was
assumed  by  Greenville Casino  Partners,
L.P., effectively relieving the Company from such prohibition. However, there can be no assurance that the Company will declare or pay any dividends on the shares of its capital stock or will not in the future obtain financing under terms that would prohibit the declaration or payment of any cash dividends on its capital stock.

      The  Series B Preferred  Stock  has
voting   rights   of  eight   votes   per
preferred share, is convertible to  eight
shares of Common Stock for each share  of
preferred stock and carries a dividend of
$2.90 per share, payable quarterly, which
increases to $3.77 per share if the  cash
dividend  is not paid within 30  days  of
the  end  of each quarter.  In the  event
the  dividend is not paid at the  end  of
the  Company's fiscal year (December 31),
the dividend will be payable in shares of
Common   Stock  instead  of   cash.    On
December 17, 1997, the Company declared a
dividend  of $1,391,000 with  respect  to
the  outstanding shares of the  Series  B
Preferred Stock for 1996, which was  paid
by  the  issuance  of 777,000  shares  of
Common  Stock in April 1998.  On May  12,
1998, the Company declared a dividend  of
$2,861,000    with   respect    to    the
outstanding shares of Series B  Preferred
Stock  for  1997, which was paid  by  the
issuance   of   approximately   1,605,000
shares  of Common Stock in January  1999.
On  May  12,  2000, the Company  declared
dividends on the Series B Preferred Stock
for   the  1999  and  1998  fiscal  years
amounting   to  450,479  and   1,942,607,
respectively,  shares  of  Common  Stock.
These  shares were issued in  July  2000.
On  April  4,  2001, the  Company  issued
3,166,707  shares  of  Common  Stock   in
payment   for  the  $3,097,040   dividend
accrued on the Series B Preferred Stock for the year 2000.

     On June 30, 1998, the Company issued
135,000  shares  of  Series  C  Preferred
Stock in settlement of $9,729,000 of  net
obligations.   The  Series  C   Preferred
Stock  has  voting rights of  twenty-four
votes per preferred share, is convertible
into  twenty-four shares of Common  Stock
and  carries  a  dividend  of  $5.65  per
share.   In  addition, the terms  of  the
Series   C  Preferred  Stock  include   a
provision granting the Company the  right
to   call  such  stock  based  upon   the
occurrence of certain capital events that
realize a profit in excess of $5,000,000.
As   of   December  31,  2000,  dividends
accrued  on  the  outstanding  Series   C
Preferred Stock amounted to approximately
$382,000, $763,000 and $763,000 for 1998,
1999 and 2000, respectively.

      On  February 8, 2000,  the  Company
issued 4,000 shares of its 7% convertible
Series  D Preferred Stock (the "Series  D
Preferred Stock") for an aggregate  price
of   $3,900,000,  net  of   approximately
$100,000 of closing costs.  The Series  D
Preferred   Stock  is  convertible   into
shares  of  Common Stock at a  conversion
price of the lesser of $6 per share or  a
price  based  upon the prevailing  market
price  of  Common Stock at  the  time  of
conversion,  and accrues dividends  at  a
rate  of 7% per annum.  In the event  the
Series D Preferred Stock is not converted
into  shares of Common Stock by  February
8,   2005,  there  will  be  a  mandatory
redemption  at  that  time,  payable   in
shares  of  Common  Stock  at  the   same
aforementioned  conversion  price.    The
dividends are payable in arrears  on  the
earlier  of the date of conversion  of  a
share of Series D Preferred Stock or  the
date  of  redemption.  At  the  Company's
option, the dividends are payable in  the
form  of cash or shares of Common  Stock.
The  maximum  aggregate total  number  of
shares  of Common Stock issuable relative
to   the  conversions  and  payments   of
dividends on the Series D Preferred Stock
is  3,300,000 shares.  In the event  such
limitation prevents the conversion of any
Series  D  Preferred Stock, the  dividend
rate  will increase to 15% per annum  and
be  payable  in  cash in  arrears,  semi-
annually on June 30 and December 31.  The
Series  D  Preferred  Stock  contains  no
voting  rights  prior to  its  conversion
into  Common  Stock. During  2000,  1,900
shares  of Series D Preferred Stock  were
converted  into  approximately  1,387,000
shares of Common Stock, and during 2001, an additional 150 shares of Series D
Preferred Stock have been converted into approximately 225,739 shares of Common
Stock.

       Although   the  Company   is   not
currently   subject  to  loan   covenants
restricting its right to declare  or  pay
cash  dividends  on shares  of  preferred
stock, there can be no assurance that the
Company will be able to do so or, even if
able  to  do  so, will elect  to  do  so.
Management anticipates that, even if  the
Company has sufficient surplus and/or net
profits  to  declare  and  pay   a   cash
dividend on shares of preferred stock, its decision whether to do so will depend upon its determination as to whether it is in the best interests of the Company to pay such dividend in cash or in shares of Common Stock.

      Corporate  Performance  Graph.  The
following graph shows a comparison of cumulative total stockholders' returns from December 31, 1993 through December
31,  2000  for the Company,  the  Russell
2000  Index ("Russell") and the Dow Jones
Entertainment and Leisure -- Casino Index
("DJ Casino").


      The graph assumes the investment of
$100   in   shares   of   Common   Stock,
securities  represented  by  the  Russell
Index or DJ Casino Index on December  31,
1993   and   that   all  dividends   were
reinvested.   No  dividends   have   been
declared or paid on the Common Stock.

      NASDAQ  ceased listing the Warrants
in  December  1998,  since  there  ceased
being at least two market makers for such
securities.   The  Warrants  continue  to
trade in the over-the-counter market in the "pink sheets" and on the Boston Stock
Exchange.

      Section 16(a) Reporting. Under  the
securities laws of the United States, the
Company's  directors, its executive  (and
certain  other) officers, and any persons
holding ten percent (10%) or more of  the
Common   Stock  must  report   on   their
ownership  of  the Common Stock  and  any
changes   in   that  ownership   to   the
Securities and Exchange Commission and to the National Association of Securities
Dealers, Inc. Automated Quotation System.
Specific due dates for these reports have been established. The Company is not aware of any delinquencies by any of the foregoing persons with regard to the timely filing of such reports for the years ended December 31, 2000 and 1999.


AVAILABLE INFORMATION

     The   Company  is  subject  to   the
informational   requirements    of    the
Securities  Exchange  Act  of  1934,   as
amended  (the  "Exchange  Act"),  and  in
accordance therewith files reports, proxy
statements and other information with the
Securities  and Exchange Commission  (the
"SEC").  Proxy  statements,  reports  and
other  information can be  inspected  and
copied at the public reference facilities
of  the  SEC at its principal  office  at
Judiciary Plaza, 450 Fifth Street,  N.W.,
Room 1024, Washington, D.C. 20549, and at
its   regional  offices  at  Northwestern
Atrium  Center, 500 West Madison  Street,
Suite 1400, Chicago, Illinois 60661,  and
7  World  Trade Center, 13th  Floor,  New
York,  New  York  10048.  Any  interested
party  may obtain copies of such material
at   prescribed  rates  from  the  Public
Reference  Section  of  the  SEC  at  its
principal office at Judiciary Plaza,  450
Fifth    Street,   N   W.,   Room   1024,
Washington,  D.C.  20549.  The  SEC  also
maintains     a     web      site      at
http://www.sec.gov that contains reports,
proxy  and  information  statements   and
other information regarding registrants that file electronically with the SEC.

     All  documents filed by the  Company
pursuant to Section 13(a), 13(c),  14  or
15(d) of the Exchange Act after the  date
of  this Proxy Statement and prior to the
date of the Meeting shall be deemed to be
incorporated by reference in  this  Proxy
Statement  and to be a part  hereof  from
the  respective dates of filing  of  such
documents.    Any   statement   contained
herein  or in a document incorporated  or
deemed  to  be incorporated by  reference
herein shall be deemed to be modified  or
superseded  for purposes  of  this  Proxy
Statement  to the extent that a statement
contained   in  any  subsequently   filed
document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     The  Company  will provide,  without
charge, to each stockholder to whom  this
Proxy  Statement is delivered and who  so
requests,  a copy of any or  all  of  the
information that has been incorporated by
reference   in   this   Proxy   Statement
(exclusive    of   exhibits    to    such
information  unless  such  exhibits   are
specifically incorporated by reference into such information). Any such request should be made orally or in writing to Alpha Hospitality Corporation, Secretary,
12  East  49th  Street, 24th  floor,  New
York, New York 10017, telephone (212) 750-
3500. Within one business day of receipt of such a request, the Company will provide, by first class mail or other equally prompt means, a copy of the information as requested.

STOCKHOLDER PROPOSALS

     Stockholders' proposals intended  to
be presented at the Company's next Annual
Meeting of Stockholders, pursuant to  the
provision of Rule 14a-8 promulgated under
the Exchange Act, must be received at the
Company's  offices not later  than  March
15,  2002  for inclusion in the Company's
Proxy   Statement  and  form   of   proxy
relating to that Meeting.

      ALPHA HOSPITALITY CORPORATION
           12 East 49th Street
        New York, New York 10017
            _________________

This Proxy is Solicited on Behalf of the
           Board of Directors
          _____________________

     The   undersigned  hereby   appoints
Stanley  Tollman  and Thomas  W.  Aro  as
Proxies,  each with the power to  appoint
his  substitute,  and  hereby  authorizes
them, and each of them acting singly,  to
represent and vote, as designated  below,
all  the shares of Common Stock of  Alpha
Hospitality  Corporation (the  "Company")
held of record by the undersigned on  May
7,   2001  at  the  combined  Annual  and
Special Meeting of Stockholders to be held on June 13, 2001, or any adjournment or postponement thereof.

     Please specify your vote by checking
the box to the left of your choice for each respective proposal.

1.    To  elect the following individuals
as members to the Board of Directors of the Company:

Stanley S. Tollman            FOR    ABSTAIN      AGAINST
Thomas W. Aro                 FOR    ABSTAIN      AGAINST
Brett G. Tollman              FOR    ABSTAIN      AGAINST
James A. Cutler               FOR    ABSTAIN      AGAINST
Matthew B. Walker             FOR    ABSTAIN      AGAINST
Herbert F. Kozlov             FOR    ABSTAIN      AGAINST

2.   To   approve  an  amendment  to  the
     Company's Certificate of Designations for
     Series C Preferred Stock.

                         FOR    ABSTAIN    AGAINST

3.   To  approve  the issuance of  shares
     of  Common Stock in payment  of  the
     dividend  accrued on  the  Series  C
     Preferred Stock for the years  1998,
     1999 and 2000.

                         FOR    ABSTAIN    AGAINST

4.   To   approve  an  amendment  to  the
     Company's       Certificate       of
     Incorporation  to  provide   for   a
     reverse 1-for-10 stock split of  the
     Company's outstanding Common Stock.

                         FOR     ABSTAIN    AGAINST

5.   To   ratify   the   appointment   of
     Rothstein, Kass & Company,  P.C.  as
     the  Company's independent certified
     public accountant.

                         FOR     ABSTAIN    AGAINST

      This proxy, when properly executed,
will  be voted in the manner directed  by
the   undersigned  stockholder.   If   no
direction is made, this proxy will be voted FOR each of the 5 Proposals

PLEASE  MARK, SIGN, DATE AND  RETURN  THE
PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

      Please sign exactly as name appears
below.   When  shares are held  by  joint
tenants,  both should sign. When  signing
as   attorney,  executor,  administrator,
trustee  or  guardian, please  give  full
title  as such. If a corporation,  please
sign  in  full  corporate  name  by   the
President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  ____________________________________
                Signature


  ____________________________________
        Signature if held jointly

     Dated:                  , 2001

                                Exhibit A
        CERTIFICATE OF AMENDMENT

                 TO THE

       CERTIFICATE OF DESIGNATION

  SETTING FORTH THE PREFERENCES, RIGHTS

  AND LIMITATIONS OF SERIES B PREFERRED
                  STOCK

      AND SERIES C PREFERRED STOCK

     OF ALPHA HOSPITALITY CORPORATION


           ALPHA  HOSPITALITY CORPORATION
(the     "Corporation"),    a    Delaware
corporation, certifies that, pursuant  to
the authority contained in Article FOURTH
of  its Certificate of Incorporation, and
in  accordance  with  the  provisions  of
Section  151  of the General  Corporation
Law (the "GCL") of the State of Delaware,
its  Board  of Directors has adopted  the
following   preambles  and   resolutions,
which the stockholders have approved at a
duly called and held meeting, upon notice
in  accordance with Section  222  of  the
GCL,   at  which  meeting  the  necessary
number  of  votes as required by  statute
were  cast  in  favor of  the  amendment,
amending  and clarifying the preferences,
rights    and    limitations    of    the
Corporation's existing Series C Preferred
Stock,   originally  established   by   a
Certificate of Designation Setting  Forth
the  Preferences, Rights and  Limitations
of Series B Preferred Stock and Series  C
Preferred   Stock  of  Alpha  Hospitality
Corporation    (the    "Certificate    of
Designation"), filed with the Secretary of State on July 24, 1998.

             WHEREAS,   the   Corporation
desires  to  have  the  option   to   pay
dividends  for  the  Series  C  Preferred
Stock with shares of Common Stock in lieu of cash; and

           WHEREAS, the Corporation deems
it  appropriate to amend the  preferences
and  rights  of  the Series  C  Preferred
Stock to include a provision whereby  the
Corporation can issue shares  of   Common
Stock   in  lieu  of  the  cash  dividend
accrued on its Series C Preferred  Stock;
and

          NOW THEREFORE, it is hereby

           RESOLVED, that Part B  of  the
Certificate of Designation be amended to include a new Section 2.4, setting forth the terms and conditions for payment of dividends on Series C Preferred Stock in shares of Common Stock, effective upon the filing of an appropriate amendment to the Certificate of Designation with the Secretary of State, to read as set forth below, and the original Section 2.4 be renumbered to Section 2.5:

    2.4        Payment  of  Dividend   in
    Shares      of     Common      Stock.
    Notwithstanding  the  provisions   of
    Section  2.3  hereof,  commencing  in
    the  year 2002, any dividend  payment
    that  is  not made by the Corporation
    on   or  before  January  30  of  the
    calendar  year following the calendar
    year  for which such dividend accrued
    may,    at   the   option   of    the
    Corporation's Board of Directors,  be
    payable  in  the form  of  shares  of
    Common  Stock,  in  such  number   of
    shares  as  shall  be  determined  by
    dividing (A) the product of  (x)  the
    amount   of   the   unpaid   dividend
    multiplied  by  (y) 1.3  by  (B)  the
    Fair   Market  Value  of  the  Common
    Stock.    For  this  purpose,   "Fair
    Market   Value"  shall   mean,   with
    respect  to  the  Common  Stock,  the
    average  of the daily closing  prices
    for   the   Common   Stock   of   the
    Corporation   for  the  twenty   (20)
    consecutive  trading  days  preceding
    the  applicable January 30 date, with
    the  closing price for each day being
    the  closing  price reported  on  the
    principal  securities  exchange  upon
    which   the  Common  Stock   of   the
    Corporation is traded or,  if  it  is
    not  so  traded, then the average  of
    the  closing bid and asked prices  as
    reported  by the National Association
    of   Securities   Dealers   Automated
    Quotation  System or, if  not  quoted
    thereon,  in  the interdealer  market
    on  the "Pink Sheets" of the National
    Quotation   Bureau   (excluding   the
    highest  and lowest bids on each  day
    that  there  are  four  (4)  or  more
    market makers).

           IN   WITNESS  WHEREOF,   ALPHA
HOSPITALITY  CORPORATION has caused  this
Certificate   of   Amendment    to    the
Certificate of Designation to be executed by its President and attested to by its Secretary this _____ day of ___________, 2001.



                     ALPHA HOSPITALITY CORPORATION


                     Stanley S. Tollman, Chairman and President

ATTEST:




Thomas W. Aro, Secretary

                                Exhibit B
        CERTIFICATE OF AMENDMENT

                 OF THE

      CERTIFICATE OF INCORPORATION

    OF ALPHA HOSPITALITY CORPORATION


Pursuant  to  Section 242 of the  General
Corporation Law of the State of Delaware

ALPHA   HOSPITALITY   CORPORATION,   (the
"Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the
"DGCL"), does hereby certify as follows:

FIRST:  By unanimous written consent, the
Board  of  Directors of  the  Corporation
adopted   resolutions  setting  forth   a
proposed  amendment to the  Corporation's
Certificate  of Incorporation,  declaring
such   amendment  to  be  advisable   and
calling a meeting of the stockholders  of
the    Corporation   for    consideration
thereof.   The  resolution setting  forth
the proposed amendment is as follows:

       RESOLVED, that at 5:30  E.S.T.
       on  the date of the filing  of
       this  Certificate of Amendment
       to    the    Certificate    of
       Incorporation, a reverse stock
       split   (the  "Reverse   Stock
       Split")  of  the Corporation's
       common stock, (the "Old Common
       Stock")  par  value  $.01  per
       share shall take place without
       any further action on the part
       of    the   holders   thereof,
       whereby  each ten (10)  shares
       of  Old Common Stock shall  be
       combined   into  one   validly
       issued  share  of  new  common
       stock    (the   "New    Common
       Stock"),  the  par  value   of
       which  shall remain unchanged.
       Fractional  shares   will   be
       rounded   up  to  the  nearest
       whole number.

SECOND:   That  thereafter,  pursuant  to
resolution  of the Board of Directors  of
the Corporation, an annual meeting of the
stockholders of the Corporation was  duly
called   and   held,   upon   notice   in
accordance with Section 222 of the DGCL, at which meeting the necessary number of votes as required by statute was cast in favor of the amendment.

THIRD:  That  this  Amendment  was   duly
adopted in accordance with the provisions of Section 242 of the General Corporation
Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation on the ______ day of ____________, 2001 and
affirms that the statements contained herein are true under the penalty of perjury.

                                    ALPHA HOSPITALITY CORPORATION


                                      By:_______________________________
                                         Stanley S.Tollman
                                         Chairman and President


ATTEST:

By: ______________________________
     Thomas W. Aro
     Secretary

                               APPENDIX I

      ALPHA HOSPITALITY CORPORATION
           BOARD OF DIRECTORS
             AUDIT COMMITTEE
                 CHARTER

Organization

This charter (the "Charter") governs  the
operations  of  the Audit Committee  (the
"Committee") of the Board of Directors of
Alpha   Hospitality   Corporation    (the
"Company").  The Committee  shall  review
and   reassess  the  Charter   at   least
annually and obtain the approval  of  any
amendments to the Charter by the board of
directors.   The   Committee   shall   be
appointed  by the board of directors  and
shall  comprise at least three directors,
each   of   whom   are   independent   of
management  and the Company.  Members  of
the   Committee   shall   be   considered
independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Committee shall provide assistance to
the  board of directors in fulfilling its
oversight    responsibility    to     the
shareholders, potential shareholders, the
investment community, and others relating
to the Company's financial statements and
the   financial  reporting  process,  the
systems   of   internal  accounting   and
financial  controls, the  internal  audit
function, the annual independent audit of
the  Company's financial statements,  and
the  legal compliance and ethics programs
as  established  by  management  and  the
board.   In   so   doing,   it   is   the
responsibility   of  the   Committee   to
maintain   free  and  open  communication
between    the   Committee,   independent
auditors,   the  internal  auditors   and
management of the Company. In discharging
its  oversight  role,  the  Committee  is
empowered   to  investigate  any   matter
brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose at the cost and expense of the Company.

Responsibilities and Processes

The   primary   responsibility   of   the
Committee  is  to oversee  the  Company's
financial reporting process on behalf  of
the board and report the results of their
activities  to  the board. Management  is
responsible  for preparing the  Company's
financial statements, and the independent
auditors  are  responsible  for  auditing
those    financial    statements.     The
Committee,    in   carrying    out    its
responsibilities, believes  its  policies
and procedures should remain flexible, in
order   to   best   react   to   changing
conditions    and   circumstances.    The
Committee shall take appropriate  actions
to  set the overall corporate "tone"  for
quality   financial   reporting,    sound
business  risk  practices,  and   ethical
behavior.  The  following  shall  be  the
principal  recurring  processes  of   the
Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

1.    The  Committee shall have  a  clear
understanding  with  management  and  the
independent auditors that the independent
auditors  are  ultimately accountable  to
the   board   and   the   Committee,   as
representatives    of    the    Company's
shareholders.  The Committee  shall  have
the ultimate authority and responsibility
to   evaluate   and,  where  appropriate,
recommend  to the board of directors  the
replacement of the independent  auditors.
The  Committee  shall  discuss  with  the
auditors    their    independence    from
management  and  the  Company   and   the
matters    included   in   the    written
disclosures  required by the Independence
Standards  Board. Annually, the Committee
shall  review and recommend to the  board
of   directors  the  selection   of   the
Company's independent auditors, subject to shareholders' approval.

2.   The Committee shall discuss with the
internal  auditors  and  the  independent
auditors the overall scope and plans  for
their  respective  audits  including  the
adequacy  of  staffing and  compensation.
Also,  the  Committee shall discuss  with
management,  the internal  auditors,  and
the independent auditors the adequacy and
effectiveness   of  the  accounting   and
financial    controls,   including    the
Company's  system to monitor  and  manage
business  risk,  and  legal  and  ethical
compliance    programs.   Further,    the
Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of the independent auditors' examinations.

3.     The  Committee  shall  review  the
interim    financial   statements    with
management  and the independent  auditors
prior  to  the  filing of  the  Company's
Quarterly Report on Form 10-Q. Also,  the
committee  shall discuss the  results  of
the   quarterly  review  and  any   other
matters  required to be  communicated  to
the Committee by the independent auditors
under    generally   accepted    auditing
standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

4.    The  Committee  shall  review  with
management  and the independent  auditors
the  financial statements to be  included
in the Company's Annual Report on Form 10-
K  (or  the annual report to shareholders
if  distributed prior to  the  filing  of
Form   10-K),  including  their  judgment
about     the    quality,    not     just
acceptability, of accounting  principles,
the    reasonableness   of    significant
judgments,   and  the  clarity   of   the
disclosures  in the financial statements.
Also,  the  Committee shall  discuss  the
results of the annual audit and any other
matters  required to be  communicated  to
the Committee by the independent auditors
under    generally   accepted    auditing
standards.